                                                         Free Writing Prospectus
                                                      Filed Pursuant to Rule 433
                                                     Registration No. 333-130536




                                     [LOGO]
--------------------------------------------------------------------------------

     The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

     Because the asset-backed securities are being offered on a "when, as and if issued" basis, any such contract will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.


MBS New Issue Term Sheet

Mortgage Pass-Through Certificates, Series 2007-A

$716,215,000 (approximate) Classes 1-A-1, 2-A-1, 2-A-2, M-1, M-2, M-3, M-4, M-5,
M-6, M-7 and M-8 (Offered Certificates)

Banc of America Funding Corporation
Depositor

Bank of America, National Association
Sponsor

Wells Fargo Bank, N.A.
Master Servicer and Securities Administrator

U.S. Bank National Association
Trustee and Custodian

Bank of America, National Association
Countrywide Home Loans Servicing LP
National City Mortgage Co.
Washington Mutual Bank
Wells Fargo Bank, N.A.
Servicers

                                     [LOGO]


January 24, 2007

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                   DISCLAIMER
                                   ----------

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

          TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE INTERNAL REVENUE SERVICE, WE INFORM YOU THAT (A) ANY UNITED STATES FEDERAL TAX ADVICE CONTAINED HEREIN (INCLUDING ANY ATTACHMENTS OR ENCLOSURES) WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING UNITED STATES FEDERAL TAX PENALTIES, (B) ANY SUCH ADVICE WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN AND (C) ANY TAXPAYER TO WHOM THE TRANSACTIONS OR MATTERS ARE BEING PROMOTED, MARKETED OR RECOMMENDED SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                                       Banc of America Funding 2007-A Trust
                              Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Certificates
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
                                                        To Call (1)
--------------------------------------------------------------------------------------------------------------------------
                                                    Est.  Est. Prin. Expected
                  Approx.       Interest-Principal  WAL    Window    Maturity   Delay                Expected
Class            Size (2)            Type(3)       (yrs)    (mos)     to Call    Days                 Ratings
--------------------------------------------------------------------------------------------------------------------------
Offered Certificates                                                                      Moody's        S&P      Fitch
--------------------                                                                      -------        ---      -----
--------------------------------------------------------------------------------------------------------------------------
 1-A-1       $94,441,000       Floating Rate -      3.19   1 - 85       85         0         Aaa          AAA       AAA
                                    Senior
--------------------------------------------------------------------------------------------------------------------------
 2-A-1      $526,605,000       Floating Rate -      3.41   1 - 85       85         0         Aaa          AAA       AAA
                               Super Senior
--------------------------------------------------------------------------------------------------------------------------
 2-A-2       $58,512,000       Floating Rate -      3.41   1 - 85       85         0         Aaa          AAA       AAA
                             Super Senior Support
--------------------------------------------------------------------------------------------------------------------------
  M-1        $10,781,000       Floating Rate -      5.27  38 - 85       85         0         Aa1          AAA       AA+
                                  Mezzanine
--------------------------------------------------------------------------------------------------------------------------
  M-2         $4,312,000       Floating Rate -      5.27  38 - 85       85         0         Aa2          AA+       AA+
                                  Mezzanine
--------------------------------------------------------------------------------------------------------------------------
  M-3         $3,594,000       Floating Rate -      5.27  38 - 85       85         0         Aa3          AA+       AA+
                                  Mezzanine
--------------------------------------------------------------------------------------------------------------------------
  M-4         $3,594,000       Floating Rate -      5.27  38 - 85       85         0          A1           AA        AA
                                  Mezzanine
--------------------------------------------------------------------------------------------------------------------------
  M-5         $3,594,000       Floating Rate -      5.27  38 - 85       85         0          A2          AA-       AA-
                                  Mezzanine
--------------------------------------------------------------------------------------------------------------------------
  M-6         $3,594,000       Floating Rate -      5.24  38 - 85       85         0         Baa1          A+        A+
                                  Mezzanine
--------------------------------------------------------------------------------------------------------------------------
  M-7         $3,594,000       Floating Rate -      5.04  38 - 80       80         0         Baa3          A-        A-
                                  Mezzanine
--------------------------------------------------------------------------------------------------------------------------
  M-8         $3,594,000       Floating Rate -      4.29  38 - 67       67         0         N/R          BBB-      BBB-
                                  Mezzanine
--------------------------------------------------------------------------------------------------------------------------
Certificates Not Offered Hereunder
----------------------------------
--------------------------------------------------------------------------------------------------------------------------
   CE                N/A
--------------------------
   R                 N/A
---------------------------------------------------------------------------------------------------------------------------

(1) Estimated weighted average life, principal window and maturity for the Offered Certificates are estimated to the 10% cleanup call at a pricing speed of 100% PPC.

(2)  Class sizes are approximate and are subject to a +/- 5% variance.

(3) For each Distribution Date interest will accrue on the Offered Certificates at a rate equal to one-month LIBOR plus a related fixed certificate margin, subject to the Net WAC Cap and a cap of 10.500% per annum. On each Distribution Date after the first possible Optional Termination Date, the certificate margin for the Senior Certificates will double and the certificate margin for the Mezzanine Certificates will be 1.5 times the related initial certificate margin.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                                       Banc of America Funding 2007-A Trust
                              Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Certificates
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                       To Maturity
--------------------------------------------------------------------------------------------------------------------------
                                                    Est.  Est. Prin. Expected
                  Approx.       Interest-Principal  WAL    Window    Maturity   Delay                Expected
Class            Size (2)            Type(3)       (yrs)    (mos)     to Call    Days                 Ratings
--------------------------------------------------------------------------------------------------------------------------
Offered Certificates                                                                      Moody's        S&P      Fitch
--------------------                                                                      -------        ---      -----
--------------------------------------------------------------------------------------------------------------------------
 1-A-1       $94,441,000       Floating Rate -      3.34  1 - 139       139        0         Aaa          AAA       AAA
                                    Senior
--------------------------------------------------------------------------------------------------------------------------
 2-A-1      $526,605,000       Floating Rate -      3.56  1 - 152       152        0         Aaa          AAA       AAA
                                 Super Senior
--------------------------------------------------------------------------------------------------------------------------
 2-A-2       $58,512,000       Floating Rate -      3.56  1 - 152       152        0         Aaa          AAA       AAA
                             Super Senior Support
--------------------------------------------------------------------------------------------------------------------------
  M-1        $10,781,000       Floating Rate -      5.50  38 -          110        0         Aa1          AAA       AA+
                                  Mezzanine                   110
--------------------------------------------------------------------------------------------------------------------------
  M-2         $4,312,000       Floating Rate -      5.46  38 -          103        0         Aa2          AA+       AA+
                                  Mezzanine                   103
--------------------------------------------------------------------------------------------------------------------------
  M-3         $3,594,000       Floating Rate -      5.43  38 - 99       99         0         Aa3          AA+       AA+
                                  Mezzanine
--------------------------------------------------------------------------------------------------------------------------
  M-4         $3,594,000       Floating Rate -      5.39  38 - 96       96         0          A1          AA        AA
                                  Mezzanine
--------------------------------------------------------------------------------------------------------------------------
  M-5         $3,594,000       Floating Rate -      5.33  38 - 91       91         0          A2          AA-       AA-
                                  Mezzanine
--------------------------------------------------------------------------------------------------------------------------
  M-6         $3,594,000       Floating Rate -      5.24  38 - 86       86         0         Baa1         A+        A+
                                  Mezzanine
--------------------------------------------------------------------------------------------------------------------------
  M-7         $3,594,000       Floating Rate -      5.04  38 - 80       80         0         Baa3         A-        A-
                                  Mezzanine
--------------------------------------------------------------------------------------------------------------------------
  M-8         $3,594,000       Floating Rate -      4.29  38 - 67       67         0         N/R         BBB-      BBB-
                                  Mezzanine
--------------------------------------------------------------------------------------------------------------------------
Certificates Not Offered Hereunder
----------------------------------
--------------------------------------------------------------------------------------------------------------------------
---------------------------
   CE                N/A
---------------------------
   R                 N/A
--------------------------------------------------------------------------------------------------------------------------


(1) Estimated weighted average life, principal window and maturity for the Offered Certificates are estimated to Maturity at a pricing speed of 100% PPC.

(2)  Class sizes are approximate and are subject to a +/- 5% variance.

(3) For each Distribution Date interest will accrue on the Offered Certificates at a rate equal to one-month LIBOR plus a related fixed certificate margin, subject to the Net WAC Cap and a cap of 10.500% per annum. On each Distribution Date after the first possible Optional Termination Date, the certificate margin for the Senior Certificates will double and the certificate margin for the Mezzanine Certificates will be 1.5 times the related initial certificate margin.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------


Transaction.................................Banc of America Funding Corporation,
                                            Mortgage  Pass-Through Certificates,
                                            Series 2007-A

Issuing Entity..............................Banc of America Funding 2007-A Trust

Lead Manager (Book Runner)..................Banc of America Securities LLC

Master Servicer and Securities
Administrator...............................Wells Fargo Bank, N.A.

Originators of the
Mortgage Loans..............................American  Home Mortgage Corp.,  Bank
                                            of  America,  National  Association,
                                            Countrywide   Home    Loans,   Inc.,
                                            National City Mortgage Co., Pinnacle
                                            Financial   Corporation,  Washington
                                            Mutual  Bank  and  Wells Fargo Bank,
                                            N.A.

Servicers of the
Mortgage Loans..............................Bank     of     America,    National
                                            Association,  Countrywide Home Loans
                                            Servicing LP, National City Mortgage
                                            Co.,  Washington   Mutual  Bank  and
                                            Wells Fargo Bank, N.A.

Sponsor.....................................Bank    of     America,     National
                                            Association

Depositor...................................Banc of America Funding Corporation

Trustee and Custodian.......................U.S. Bank National Association

Supplemental Interest Trust Trustee.........Wells Fargo Bank, N.A.

Rating Agencies.............................Standard & Poor's, a division of The
                                            McGraw-Hill Companies, Inc., Moody's
                                            Investors  Service,  Inc.  and Fitch
                                            Ratings.

Swap Provider...............................To be determined.

Cap Provider................................To be determined.

Total Transaction Size......................$716,215,000 (+/- 5%)


Total Offered Hereby........................$716,215,000 (+/- 5%)

Offered Certificates........................Class  1-A-1,   Class  2-A-1,  Class
                                            2-A-2,  Class M-1,  Class M-2, Class
                                            M-3, Class  M-4,  Class  M-5,  Class
                                            M-6,  Class  M-7   and   Class   M-8

Group 1 Certificates........................Class 1-A-1

Group 2 Certificates........................Class 2-A-1 and Class 2-A-2


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

The Mortgage Pool...........................The "Mortgage Pool" will  consist of
                                            two  groups   of   adjustable  rate,
                                            conventional,    fully    amortizing
                                            mortgage   loans    (the   "Mortgage
                                            Loans") secured  by  first  liens on
                                            one- to four-family properties.

Group 1 Mortgage Loans......................The Group 1 Mortgage  Loans  consist of Six-Month and One-Year  LIBOR and
                                            One-Year     CMT-based    conforming
                                            balance ARMs secured  by first lien,
                                            one-to-four    family,   residential
                                            properties. Generally,  the Mortgage
                                            Loans have a fixed interest rate for
                                            the first 6  months or 1, 3, 5, 7 or
                                            10   years   after  origination  and
                                            thereafter  the   Group  1  Mortgage
                                            Loans have a variable interest rate.
                                            Approximately 78.62% of  the Group 1
                                            Mortgage  Loans  require   only  the
                                            payment of interest until  the 61st,
                                            85th,  110th   or   121st   payment.
                                            Generally,  the   mortgage  interest
                                            rate  adjusts  at  the  end  of  the
                                            initial fixed interest  rate  period
                                            and   semi-annually    or   annually
                                            thereafter. Substantially all of the
                                            Group 1 Mortgage Loans have original
                                            terms to  maturity of  approximately
                                            25 to 40 years.

Group 2 Mortgage Loans......................The   Mortgage   Loans   consist  of
                                            Six-Month  and  One-Year  LIBOR  and
                                            One-Year  CMT-based  conforming  and
                                            jumbo balance ARMs secured by  first
                                            lien,        one-to-four     family,
                                            residential  properties.  Generally,
                                            the  Mortgage  Loans  have  a  fixed
                                            interest rate for the first 6 months
                                            or  1,  3,  5,  7  or 10 years after
                                            origination   and   thereafter   the
                                            Mortgage  Loans   have   a  variable
                                            interest rate.  Approximately 89.26%
                                            of the Mortgage  Loans  require only
                                            the  payment  of  interest until the
                                            7th,  37th,  61st,  85th   or  121st
                                            payment.  Generally,   the  mortgage
                                            interest rate adjusts at  the end of
                                            the  initial  fixed   interest  rate
                                            period and semi-annually or annually
                                            thereafter. Substantially all of the
                                            Group 2 Mortgage Loans have original
                                            terms  to  maturity of approximately
                                            25 to 40 years.

Expected Pricing Date.......................Week of  January 22, 2007

Closing Date................................On or about January 31, 2007

Distribution Date...........................20th day of each month, or  the next
                                            succeeding   business   day   (First
                                            Distribution  Date:   February   20,
                                            2007)

Cut-off Date................................January 1, 2007

Senior Certificates.........................Classes 1-A-1, 2-A-1 and 2-A-2

Mezzanine Certificates......................Classes  M-1,  M-2,  M-3,  M-4, M-5,
                                            M-6, M-7 and M-8

Super Senior Certificates...................Class 2-A-1

Super Senior Support Certificates...........Class 2-A-2

Day Count...................................Actual/360



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------


Final Scheduled Distribution Date...........February 20, 2047

Prepayment Speed Assumption.................100% PPC. A prepayment assumption of
                                            100% PPC represents  the  percentage
                                            of CPR for the applicable period set
                                            forth in the table under the heading
                                            "Prepayment  Curve"  (i)  under  the
                                            heading "A" for the  Mortgage  Loans
                                            with  initial  fixed  interest  rate
                                            periods  of  3  years  or less after
                                            origination,  (ii) under the heading
                                            "B"  for  the  Mortgage  Loans  with
                                            initial fixed interest rate periods
                                            of 5 years after  origination, (iii)
                                            under  the   heading   "C"  for  the
                                            Mortgage  Loans with  initial  fixed
                                            interest  rate  periods  of  7 years
                                            after origination, or (iv) under the
                                            heading  "D" for the  Mortgage Loans
                                            with  initial  fixed  interest  rate
                                            periods   of    10    years    after
                                            origination.  No  percentage  of PPC
                                            shall exceed 85% CPR.

Clearing....................................DTC, Clearstream and Euroclear

Denominations                               Original Certificate     Minimum       Incremental
                                                  Form            Denominations   Denominations
                                                  ----            -------------   -------------
         Senior Certificates                    Book Entry            $1,000           $1

         Mezzanine Certificates                 Book Entry           $25,000           $1

Determination Date..........................For any  Distribution Date, the 16th
                                            day  of  the  month   in  which  the
                                            Distribution Date occurs or, if that
                                            day  is  not  a  business  day,  the
                                            immediately preceding  business day.

Record Date.................................One  business   day   preceding  any
                                            Distribution Date.

SMMEA Eligibility...........................The   Senior  Certificates  and  the
                                            Class M-1,  Class  M-2,  Class  M-3,
                                            Class M-4 and Class M-5 Certificates
                                            are expected to constitute "mortgage
                                            related securities" for  purposes of
                                            SMMEA.

Tax Structure...............................For federal   income  tax  purposes,
                                            certain  segregated  portions of the
                                            Issuing Entity will  be  treated  as
                                            one or  more "real  estate  mortgage
                                            investment   conduits"    (each,   a
                                            "REMIC").  Each   of   the   Offered
                                            Certificates  represents an interest
                                            in two assets for federal income tax
                                            purposes: (i) a  "regular  interest"
                                            in a REMIC, which will be treated as
                                            newly-originated  debt   instruments
                                            for most federal income tax purposes
                                            and (ii) the right to payment of Net
                                            WAC Cap  Carryover  Amounts  and the
                                            obligation  to make  payments to the
                                            Supplemental  Interest  Trust  which
                                            are   expected   to   represent   an
                                            interest  in  a  notional  principal
                                            contract  for  federal   income  tax
                                            purposes.  Certain   classes  of the
                                            Offered Certificates  may be  issued
                                            with   "original   issue   discount"
                                            depending on their  issue  price. If
                                            your class of  Offered  Certificates
                                            is  issued   with   origina l  issue
                                            discount,  you must report  original
                                            issue discount  income over the life
                                            of  such  Certificate,   often  well
                                            before such income is distributed in
                                            cash to you.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------


Optional Termination........................The NIMS Insurer,  if any, will have
                                            the  option   to  purchase  all  the
                                            Mortgage  Loans  and any  properties
                                            that the Issuing  Entity acquired in
                                            satisfaction of any of the  Mortgage
                                            Loans. If there is no NIMS  Insurer,
                                            the majority holder of the  Class CE
                                            Certificates  will  have the option.
                                            If the majority  holder of the Class
                                            CE  Certificates  fails  to exercise
                                            the  option  on  the  first possible
                                            date  or  is  an  affiliate  of  the
                                            Sponsor, the  Master  Servicer  will
                                            have the option.  This option can be
                                            exercised  when the aggregate Stated
                                            Principal  Balance  of  the Mortgage
                                            Loans  is  less   than  10%  of  the
                                            aggregate unpaid  principal  balance
                                            of the  Mortgage  Loans  as  of  the
                                            Cut-off Date; provided, however, any
                                            optional   termination    will    be
                                            permitted   only    pursuant  to   a
                                            "qualified  liquidation"  as defined
                                            under  Section 860F of the  Internal
                                            Revenue  Code  of  1986, as  amended
                                            The first Distribution Date on which
                                            such option  could  be exercised  is
                                            referred to herein  as the "Optional
                                            Termination Date."

The Pooling Agreement.......................The  Certificates   will  be  issued
                                            pursuant to a Pooling  and Servicing
                                            Agreement (the  "Pooling Agreement")
                                            to be dated the Closing  Date, among
                                            the Depositor, the  Master Servicer,
                                            the Securities Administrator and the
                                            Trustee.

ERISA Eligibility...........................The Offered  Certificates, exclusive of  the  right  to  receive payments
                                            from   the   Supplemental   Interest
                                            Trust, are expected to  be  eligible
                                            for purchase by  or on behalf  of an
                                            employee     benefit      plan    or
                                            arrangement, including an individual
                                            retirement account,  subject  to the
                                            Employee Retirement  Income Security
                                            Act of 1974, as  amended  ("ERISA"),
                                            Section 4975 of the Internal Revenue
                                            Code  of   1986,   as  amended  (the
                                            "Code") or  any  federal,  state  or
                                            local law ("Similar Law")  which  is
                                            similar  to   ERISA   or   the  Code
                                            (collectively,  a   "Plan")  if  the
                                            conditions  of  the   Exemption  (as
                                            defined below) are met. Prior to the
                                            termination  of   the   Supplemental
                                            Interest Trust,  a  Plan  must  also
                                            meet   the    requirements   of   an
                                            investor-based  class  exemption  or
                                            statutory exemption  to be  eligible
                                            to    purchase       the     Offered
                                            Certificates.

                                            The U.S.  Department  of  Labor  has
                                            extended  to    Banc    of   America
                                            Securities  LLC   an  administrative
                                            exemption  (the   "Exemption")  from
                                            certain    of     the     prohibited
                                            transaction rules  of ERISA and  the
                                            related  excise  tax  provisions  of
                                            Section  4975   of   the  Code  with
                                            respect to the initial purchase, the
                                            holding and the subsequent resale by
                                            certain  Plans  of  certificates  in
                                            pass-through trusts that  consist of
                                            certain receivables, loans and other
                                            obligations that meet the conditions
                                            and  requirements of  the Exemption.

                                            A  fiduciary  or other person acting
                                            on  behalf   of   any   Plan  should
                                            carefully  review   with  its  legal
                                            advisors  whether  the  purchase  or
                                            holding of  an  Offered  Certificate
                                            could give  rise  to  a  transaction
                                            prohibited   or     not    otherwise
                                            permissible under ERISA, the Code or
                                            Similar   Law.    Prospective   Plan
                                            investors should consult with  their
                                            legal advisors concerning the impact
                                            of ERISA, the Code and  Similar Law,
                                            the applicability  of the Exemption,
                                            and  the  potential  consequences in
                                            their specific  circumstances, prior
                                            to  making  an   investment  in  the
                                            Offered Certificates. Moreover, each
                                            Plan  fiduciary   should   determine



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------


                                            whether  under  the  governing  plan
                                            instruments   and   the   applicable
                                            fiduciary  standards  of  investment
                                            prudence  and   diversification,  an
                                            investment    in      the    Offered
                                            Certificates is  appropriate for the
                                            Plan,  taking   into   account   the
                                            overall  investment  policy  of  the
                                            Plan  and  the  composition  of  the
                                            Plan's investment portfolio.







Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

Targeted
Overcollateralization Amount................Approximately 0.35% of the aggregate
                                            Stated  Principal  Balance  of   the
                                            Mortgage Loans  as  of  the  Cut-off
                                            Date.

Overcollateralization Amount................The  Overcollateralization Amount on
                                            any Distribution Date  is  equal  to
                                            the  excess  of the aggregate Stated
                                            Principal Balance  of  the  Mortgage
                                            Loans  as  of  the  last  day of the
                                            related collection period  over  the
                                            aggregate  class   balance   of  the
                                            Certificates  (after   taking   into
                                            account   all    distributions    of
                                            principal   on   such   Distribution
                                            Date).  On  the  Closing  Date,  the
                                            Overcollateralization    Amount   is
                                            expected  to   equal   the  Targeted
                                            Overcollateralization Amount.

Overcollateralization Release Amount........The   Overcollateralization  Release
                                            Amount means, with  respect  to  any
                                            Distribution Date on  or  after  the
                                            Stepdown Date  on  which  a  Trigger
                                            Event  is  not in effect, the lesser
                                            of  (x)  the  Principal   Remittance
                                            Amount for  such  Distribution  Date
                                            and (y) the excess, if any,  of  (i)
                                            the Overcollateralization Amount for
                                            such  Distribution   Date  (assuming
                                            that   100%    of    the   Principal
                                            Remittance Amount is  applied  as  a
                                            principal    payment       on    the
                                            Certificates  on  such  Distribution
                                            Date)  over    (ii)   the   Targeted
                                            Overcollateralization Amount. On any
                                            Distribution   Date     before   the
                                            Stepdown Date or on which a Trigger
                                            Event   is     in     effect,    the
                                            Overcollateralization Release Amount
                                            will be zero.

Overcollateralization Deficiency Amount.....As of  any  Distribution  Date,  the
                                            Overcollateralization     Deficiency
                                            Amount is the excess, if any, of (a)
                                            the  Targeted  Overcollateralization
                                            Amount      over       (b)       the
                                            Overcollateralization   Amount   for
                                            such Distribution  Date,  calculated
                                            for this purpose after  taking  into
                                            account  the   reduction   on   such
                                            Distribution  Date   of   the  class
                                            balances    of    the   Certificates
                                            resulting  from  the distribution of
                                            the  Principal  Distribution  Amount
                                            (but   not   the   Extra   Principal
                                            Distribution   Amount)    on    such
                                            Distribution  Date,   but  prior  to
                                            taking  into  account the allocation
                                            of  any   Realized   Losses  on  the
                                            Mortgage Loans on such  Distribution
                                            Date.




Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------


Stepdown Date...............................The  earlier  to  occur  of  (i) the
                                            Distribution  Date   on   which  the
                                            aggregate  class   balance   of  the
                                            Senior Certificates has been reduced
                                            to zero and (ii) the  later to occur
                                            of  (a)  the  Distribution  Date  in
                                            February  2010  and  (b)  the  first
                                            Distribution  Date   on   which  the
                                            Senior  Enhancement  Percentage   is
                                            greater than or equal to double  the
                                            Senior Enhancement  Percentage as of
                                            the Closing Date.

Senior Enhancement Percentage...............The Senior Enhancement Percentage is
                                            obtained by  dividing (x) the sum of
                                            the aggregate  class balance  of the
                                            Mezzanine   Certificates   and   the
                                            Overcollateralization Amount (before
                                            taking into account distributions of
                                            principal on such Distribution Date)
                                            by   (y)    the   aggregate   Stated
                                            Principal Balance  of  the  Mortgage
                                            Loans as  of the  last  day  of  the
                                            related collection period.

Accrued Certificate Interest................Accrued  Certificate  Interest   for
                                            each class of Certificates  entitled
                                            to  distributions  of  interest  and
                                            each  Distribution   Date  means  an
                                            amount equal to the interest accrued
                                            during the related  Interest Accrual
                                            Period on the class  balance of such
                                            class   of   Certificates   at   the
                                            applicable    Certificate   Interest
                                            Rate, minus  each  class's  Interest
                                            Percentage of shortfalls due  to the
                                            Servicemembers   Civil   Relief  Act
                                            related to any  Mortgage  Loans  for
                                            such Distribution Date.

Interest Percentage.........................The  Interest  Percentage  for  each class of Certificates is  the  ratio
                                            (expressed as a decimal  carried  to
                                            six places)    of     the    Accrued
                                            Certificate Interest for  such class
                                            to the Accrued  Certificate Interest
                                            for   all   classes     of    Senior
                                            Certificates       and     Mezzanine
                                            Certificates with  respect  to  such
                                            Distribution Date and without regard
                                            to shortfalls    due      to     the
                                            Servicemembers  Civil   Relief  Act.

Certificate Interest Rate...................The  Certificate  Interest  Rate for
                                            each    class    of    the   Offered
                                            Certificates  is  the lesser  of (1)
                                            the lesser of (a)  the  sum  of  (i)
                                            one-month LIBOR  as  determined  for
                                            the  related  period  and  (ii)  the
                                            related certificate margin  and  (b)
                                            10.500% per annum (with  respect  to
                                            each class, a  "Pass-Through  Rate")
                                            and (2) the Net  WAC  Cap.  On  each
                                            Distribution Date  after  the  first
                                            possible Optional Termination  Date,
                                            the  certificate   margin   for  the
                                            Senior Certificates will double  and
                                            the  certificate   margin   for  the
                                            Mezzanine Certificates will  be  1.5
                                            times    the     related     initial
                                            certificate margin.

Monthly Excess Interest Amount..............The Monthly  Excess Interest  Amount
                                            for any  Distribution Date  will  be
                                            the amount by which  the sum  of the
                                            Interest Remittance Amounts for such
                                            Distribution   Date    exceeds   the
                                            aggregate amount distributed on such
                                            Distribution  Date  in   respect  of
                                            Accrued  Certificate   Interest  and
                                            Interest Carryforward Amounts.

Net Mortgage Interest Rate..................The Net  Mortgage Interest  Rate for
                                            each Mortgage  Loan is equal  to its
                                            mortgage interest rate  less the (i)
                                            Servicing Fee Rate, (ii) the  Master
                                            Servicer Fee  Rate and (ii) the LPMI
                                            Fee Rate, if any.

Net WAC Cap.................................The Net WAC Cap for any Distribution
                                            Date  will   be  a  per  annum  rate
                                            (expressed  on   the   basis  of  an
                                            assumed 360-day year and the  actual




Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

                                            number of days  elapsed  during  the
                                            related accrual period) equal to (i)
                                            the  average  of  the  Net  Mortgage
                                            Interest  Rates   for  the  Mortgage
                                            Loans, weighted on the basis  of the
                                            Stated  Principal  Balances  of  the
                                            Mortgage Loans as of the  first  day
                                            of  the  related  collection  period
                                            less (ii) 12 times the  quotient  of
                                            (x) the  Net Swap  Payment  or  Swap
                                            Termination Payment, if any, made to
                                            the Swap Provider (only if such Swap
                                            Termination  Payment is not due to a
                                            Swap  Provider  Trigger   Event  (as
                                            defined  in  the  Interest Rate Swap
                                            Agreement)) and  (y)  the  aggregate
                                            Stated  Principal  Balance   of  the
                                            Mortgage Loans as of the  first  day
                                            of the  related  collection  period.




Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

Net WAC Cap Carryover Amount................On  any  Distribution  Date  for any
                                            class of Certificates, the excess of
                                            (x)  the  amount  of  interest  such
                                            class  of  Certificates  would  have
                                            been entitled  to  receive  on  such
                                            Distribution Date if the Certificate
                                            Interest Rate had  not been  limited
                                            by the Net  WAC  Cap  over  (y)  the
                                            amount of  interest  such  class  of
                                            Certificates   received    on   such
                                            Distribution Date based on  the  Net
                                            WAC Cap, together  with  the  unpaid
                                            portion  of  any  such  excess  from
                                            prior   Distribution    Dates   (and
                                            interest accrued thereon at the then
                                            applicable  Pass-Through   Rate  for
                                            such class without regard to the Net
                                            WAC Cap).

Trigger Event...............................A Trigger Event exists with  respect to any Distribution Date on or after
                                            the Stepdown Date if, as of the last
                                            day   of   the   related  collection
                                            period, (i) the three  month rolling
                                            average   of   60+  day   delinquent
                                            Mortgage  Loans  (including Mortgage
                                            Loans  that  are  in  bankruptcy  or
                                            foreclosure  and    are   60+   days
                                            delinquent  or  that   are  REO)  is
                                            greater  than  [TBD]%  of the Senior
                                            Enhancement  Percentage or  (ii)  if
                                            the  aggregate  amount  of  Realized
                                            Losses  on    the   Mortgage   Loans
                                            incurred   since  the  Cut-off  Date
                                            through the last  day of the related
                                            collection  period (reduced  by  the
                                            aggregate   amount   of   recoveries
                                            related   to   the   Mortgage  Loans
                                            received  since   the  Cut-off  Date
                                            through  the last day of the related
                                            collection  period)  divided  by the
                                            aggregate  Stated  Principal Balance
                                            of the Mortgage Loans on the Cut-off
                                            Date exceeds the value defined below
                                            for such Distribution Date:


                                            Distribution Dates               Cumulative Realized Loss Percentage
                                            ------------------               -----------------------------------
                                            February 2009-January 2010       [TBD]

                                            February 2010-January 2011       [TBD]

                                            February 2011-January 2012       [TBD]

                                            February 2012-January 2013       [TBD]

                                            February 2013 and after          [TBD]









Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Distributions on Certificates
--------------------------------------------------------------------------------

Priority of Distributions-Principal.........With  respect  to  each Distribution
                                            Date (a) before the Stepdown Date or
                                            (b) on which a  Trigger Event  is in
                                            effect, the  Principal  Distribution
                                            Amount  will  be  distributed in the
                                            following order of priority:

                                            first, concurrently, as follows:

                                                     (i)   to    the   Group   1
                                            Certificates,  the  Group  1  Senior
                                            Principal Distribution Amount  until
                                            the class balance thereof  has  been
                                            reduced to zero; and

                                                     (ii)  concurrently,  to the
                                            Group 2 Certificates,  pro rata, the
                                            Group     2      Senior    Principal
                                            Distribution Amount until  the class
                                            balances thereof  have been  reduced
                                            to zero;

                                            second, concurrently, as follows:

                                                     (i)  the   Group  1  Senior
                                            Principal    Distribution     Amount
                                            remaining after payment pursuant  to
                                            priority first  clause (i) above, to
                                            the    Group   2   Certificates,  as
                                            specified in priority  first, clause
                                            (ii) above; and

                                                     (ii)  the  Group  2  Senior
                                            Principal     Distribution    Amount
                                            remaining  after payment pursuant to
                                            priority first clause (ii) above, to
                                            the   Group   1   Certificates,   as
                                            specified in priority  first, clause
                                            (i) above;

                                            third,    to     the    Class    M-1
                                            Certificates,   until    the   class
                                            balance thereof has been  reduced to
                                            zero;

                                            fourth,   to     the    Class    M-2
                                            Certificates,   until    the   class
                                            balance  thereof has been reduced to
                                            zero;

                                            fifth,    to     the    Class    M-3
                                            Certificates,   until    the   class
                                            balance  thereof has been reduced to
                                            zero;

                                            sixth,    to     the    Class    M-4
                                            Certificates,   until    the   class
                                            balance thereof  has been reduced to
                                            zero;

                                            seventh,   to    the    Class    M-5
                                            Certificates,    until    the  class
                                            balance thereof  has been reduced to
                                            zero;

                                            eighth,    to    the    Class    M-6
                                            Certificates,    until   the   class
                                            balance  thereof has been reduced to
                                            zero;

                                            ninth,    to     the    Class    M-7
                                            Certificates,   until    the   class
                                            balance thereof  has been reduced to
                                            zero;



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Distributions on Certificates
--------------------------------------------------------------------------------

                                            tenth,    to     the     Class   M-8
                                            Certificates,   until    the   class
                                            balance thereof  has been reduced to
                                            zero; and

                                            eleventh,  any  remaining  Principal
                                            Distribution   Amount     will    be
                                            distributed as part of  the  Monthly
                                            Excess Cashflow Amount  as described
                                            below   under     "Excess   Cashflow
                                            Distribution."



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Distributions on Certificates
--------------------------------------------------------------------------------

Priority of Distributions-Principal (continued)

                                            On each Distribution Date, (a) on or
                                            after  the  Stepdown Date and (b) on
                                            which  a  Trigger  Event  is  not in
                                            effect, the  Principal  Distribution
                                            Amount,  to  the  extent  available,
                                            will be distributed in the following
                                            order of priority:

                                            first, concurrently, as follows:

                                                     (i)   to    the   Group   1
                                            Certificates,  the  Group  1  Senior
                                            Principal Distribution  Amount until
                                            the class  balance thereof  has been
                                            reduced to zero; and

                                                     (ii) concurrently,  to  the
                                            Group 2 Certificates, pro rata,  the
                                            Group    2      Senior     Principal
                                            Distribution Amount until the  class
                                            balances thereof  have been  reduced
                                            to zero;

                                            second, concurrently, as follows:

                                                     (i) the  Group   1   Senior
                                            Principal     Distribution    Amount
                                            remaining after payment  pursuant to
                                            priority first clause (i) above,  to
                                            the  Group    2   Certificates,   as
                                            specified in priority first,  clause
                                            (ii) above; and

                                                     (ii)  the  Group  2  Senior
                                            Principal     Distribution    Amount
                                            remaining  after payment pursuant to
                                            priority first clause (ii) above, to
                                            the   Group   1   Certificates,   as
                                            specified in priority first,  clause
                                            (i) above;

                                            third,    to     the    Class    M-1
                                            Certificates,  up  to the  Class M-1
                                            Principal Distribution Amount, until
                                            the class balance thereof  has  been
                                            reduced to zero;

                                            fourth,    to    the    Class    M-2
                                            Certificates,  up to the  Class  M-2
                                            Principal Distribution Amount, until
                                            the class  balance thereof  has been
                                            reduced to zero;

                                            fifth,    to    the     Class    M-3
                                            Certificates,  up  to the Class  M-3
                                            Principal Distribution Amount, until
                                            the class balance  thereof has  been
                                            reduced to zero;

                                            sixth,    to    the     Class    M-4
                                            Certificates,  up to the  Class  M-4
                                            Principal Distribution Amount, until
                                            the class balance  thereof has  been
                                            reduced to zero;

                                            seventh,   to    the    Class    M-5
                                            Certificates, up  to the  Class  M-5
                                            Principal Distribution Amount, until
                                            the class balance thereof  has  been
                                            reduced to zero;

                                            eighth,   to    the    Class     M-6
                                            Certificates,  up to the  Class  M-6
                                            Principal Distribution Amount, until
                                            the class balance  thereof has  been
                                            reduced to zero;

                                            ninth,    to     the    Class    M-7
                                            Certificates,  up to  the Class  M-7
                                            Principal Distribution Amount, until
                                            the class  balance thereof has  been
                                            reduced to zero;



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Distributions on Certificates
--------------------------------------------------------------------------------

                                            tenth,    to    the     Class    M-8
                                            Certificates,  up to the  Class  M-8
                                            Principal Distribution Amount, until
                                            the class balance  thereof has  been
                                            reduced to zero; and

                                            eleventh,  any  remaining  Principal
                                            Distribution    Amount    will    be
                                            distributed as  part  of the Monthly
                                            Excess Cashflow Amount as  described
                                            below   under    "Excess    Cashflow
                                            Distribution."





Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Distributions on Certificates
--------------------------------------------------------------------------------

Priority of
Distributions-Interest......................On  each   Distribution   Date,  the
                                            Interest   Remittance   Amounts  for
                                            the Loan  Group 1 and  Loan Group  2
                                            will be distributed in the following
                                            order of priority:

                                            first, concurrently, as follows:

                                                     (i)   from    the  Interest
                                            Remittance Amount  for Loan  Group 1
                                            to the  Group  1  Certificates,  the
                                            Accrued Certificate Interest thereon
                                            for  such   Distribution  Date;  and

                                                     (ii) concurrently, from the
                                            Interest Remittance Amount for  Loan
                                            Group 2 to the Group 2 Certificates,
                                            pro rata,  the  Accrued  Certificate
                                            Interest    thereon      for    such
                                            Distribution Date;

                                            second, concurrently, as follows:

                                                     (i) from    the   remaining
                                            Interest Remittance Amount for  Loan
                                            Group 1 to the Group 1 Certificates,
                                            the  Interest   Carryforward  Amount
                                            thereon for such Distribution  Date;
                                            and

                                                     (ii) concurrently, from the
                                            remaining Interest Remittance Amount
                                            for Loan  Group 2  to  the  Group  2
                                            Certificates, pro rata, the Interest
                                            Carryforward Amount thereon for such
                                            Distribution Date;

                                            third, concurrently, as follows:

                                                     (i)    if   the   remaining
                                            Interest Remittance Amount for  Loan
                                            Group 1 is insufficient to  pay  the
                                            Accrued   Certificate  Interest  for
                                            Group 1 for such  Distribution  Date
                                            in priority first, clause (i),  from
                                            the  remaining  Interest  Remittance
                                            Amount for  Loan  Group  2,  to  the
                                            Group 1 Certificates, to cover  such
                                            shortfall  for   such   Distribution
                                            Date; and

                                                     (ii)   if   the   remaining
                                            Interest Remittance Amount for  Loan
                                            Group 2 is  insufficient to pay  the
                                            Accrued   Certificate  Interest  for
                                            Group 2 for such  Distribution  Date
                                            in priority first, clause (ii), from
                                            the  remaining  Interest  Remittance
                                            Amount    for     Loan    Group   1,
                                            concurrently   to   the    Group   2
                                            Certificates,  pro  rata,  to  cover
                                            such shortfall for such Distribution
                                            Date;

                                            fourth, concurrently, as follows:

                                                     (i)   if    the   remaining
                                            Interest Remittance Amount  for Loan
                                            Group 1 is  insufficient to pay  the
                                            Interest  Carryforward  Amount   for
                                            Group 1 for such  Distribution  Date
                                            in priority second, clause (i), from
                                            the  remaining  Interest  Remittance
                                            Amount  for  Loan  Group  2, to  the
                                            Group 1 Certificates, to  cover such
                                            shortfall   for   such  Distribution
                                            Date; and




Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Distributions on Certificates
--------------------------------------------------------------------------------


                                                     (ii)   if   the   remaining
                                            Interest Remittance Amount  for Loan
                                            Group 2 is  insufficient to  pay the
                                            Interest  Carryforward   Amount  for
                                            Group 2 for such  Distribution  Date
                                            in  priority  second,  clause  (ii),
                                            concurrently,  from   the  remaining
                                            Interest Remittance Amount  for Loan
                                            Group   1,    to    the    Group   2
                                            Certificates,  pro  rata,  to  cover
                                            such shortfall for such Distribution
                                            Date;

                                            fifth,     to      the     Mezzanine
                                            Certificates,     sequentially    in
                                            numerical    order,    the   Accrued
                                            Certificate   Interest  thereon  for
                                            such Distribution Date; and

                                            sixth,   any   remaining    Interest
                                            Remittance    Amount      will    be
                                            distributed  as part  of the Monthly
                                            Excess Cashflow Amount  as described
                                            below    under    "Excess   Cashflow
                                            Distribution."

Excess Cashflow Distributions...............On each  Distribution  Date, the sum
                                            of  the    Monthly  Excess  Interest
                                            Amount, reduced by any  amounts paid
                                            as     part    of    the   Principal
                                            Distribution       Amount,       the
                                            Overcollateralization Release Amount
                                            and any  portion  of  the  Principal
                                            Distribution     Amount     (without
                                            duplication)     remaining     after
                                            principal   distributions   on   the
                                            Certificates is the "Monthly  Excess
                                            Cashflow Amount,"  which is required
                                            to be applied in the following order
                                            of priority on   such   Distribution
                                            Date:

                                            (i)      concurrently, to the Senior
                                                     Certificates, pro rata, any
                                                     remaining           Accrued
                                                     Certificate Interest;

                                            (ii)     concurrently, to the Senior
                                                     Certificates, pro rata, any
                                                     remaining          Interest
                                                     Carryforward Amounts;

                                            (iii)    sequentially,     to    the
                                                     Mezzanine  Certificates, in
                                                     numerical     order,    any
                                                     remaining           Accrued
                                                     Certificate       Interest;

                                            (iv)     sequentially,     to    the
                                                     Mezzanine  Certificates, in
                                                     numerical     order,    any
                                                     remaining          Interest
                                                     Carryforward       Amounts;

                                            (v)      concurrently, to the Senior
                                                     Certificates,  any   Unpaid
                                                     Realized Loss  Amounts, pro
                                                     rata,   based   on   Unpaid
                                                     Realized Loss  Amounts  for
                                                     each such class;

                                            (vi)     sequentially,    to     the
                                                     Mezzanine Certificates,  in
                                                     numerical order, any Unpaid
                                                     Realized Loss Amounts;

                                            (vii)    from    amounts   otherwise
                                                     distributable  on the Class
                                                     CE            Certificates,
                                                     concurrently, to the Senior
                                                     Certificates, any remaining
                                                     Net WAC    Cap    Carryover
                                                     Amounts, pro rata, based on
                                                     remaining Net WAC Carryover
                                                     Amounts for each  class  of
                                                     Senior Certificates;


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Distributions on Certificates
--------------------------------------------------------------------------------

                                            (viii)   from   amounts    otherwise
                                                     distributable on  the Class
                                                     CE   Certificates,  to  the
                                                     Mezzanine     Certificates,
                                                     sequentially,  in numerical
                                                     order,  any  remaining  Net
                                                     WAC Cap Carryover  Amounts;

                                            (ix)     from   amounts    otherwise
                                                     distributable on  the Class
                                                     CE  Certificates,  to   the
                                                     Supplemental       Interest
                                                     Trust,    to    fund    any
                                                     Defaulted Swap  Termination
                                                     Payment; and

                                            (x)      any  remaining  amounts  as
                                                     specified  in  the  Pooling
                                                     Agreement.





Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Interest Rate Support
--------------------------------------------------------------------------------


Interest Rate Swap Agreement................On    the     Closing    Date,   the
                                            Supplemental  Interest Trust Trustee
                                            on   behalf   of   the  supplemental
                                            interest  trust  (the  "Supplemental
                                            Interest Trust") will  enter into an
                                            Interest Rate Swap Agreement  with a
                                            notional amount  equal to,  on  each
                                            Distribution    Date,    the   "Swap
                                            Notional Amount." Under the Interest
                                            Rate    Swap      Agreement,     the
                                            Supplemental  Interest   Trust  will
                                            be obligated to  pay a fixed monthly
                                            rate on  the  Swap  Notional  Amount
                                            (calculated on  a  30/360  basis) as
                                            set forth in the Interest  Rate Swap
                                            Agreement to  the Swap Provider  and
                                            the Supplemental Interest Trust will
                                            be entitled  to  receive  an  amount
                                            equal  to  the  then-current rate of
                                            one-month LIBOR on the Swap Notional
                                            Amount (calculated on an  actual/360
                                            basis) as set forth in  the Interest
                                            Rate Swap Agreement  from  the  Swap
                                            Provider,  until  the  Interest Rate
                                            Swap Agreement is  terminated.  Only
                                            the   net   amount   of    the   two
                                            obligations  will  be  paid  by  the
                                            appropriate    party    ("Net   Swap
                                            Payment"). See the attached schedule
                                            for the  Swap  Notional  Amount  for
                                            each Distribution Date.

                                            The  Net   Swap   Payment   will  be
                                            deposited into a  derivative account
                                            (the "Derivative  Account")  by  the
                                            Supplemental Interest Trust  Trustee
                                            pursuant   to   the    Pooling   and
                                            Servicing Agreement and  amounts  on
                                            deposit in  the  Derivative  Account
                                            will  be  distributed  as  described
                                            below under  "Supplemental  Interest
                                            Trust    Distributions"    and    in
                                            accordance with the terms set  forth
                                            in   the   Pooling   and   Servicing
                                            Agreement. Amounts in the Derivative
                                            Account will not  be  invested.  The
                                            Derivative  Account will  be part of
                                            the Supplemental  Interest Trust but
                                            not an asset of any REMIC.

                                            Upon   early   termination   of  the
                                            Interest Rate  Swap  Agreement,  the
                                            Supplemental Interest  Trust  or the
                                            Swap Provider may be liable to  make
                                            a  termination  payment  (the  "Swap
                                            Termination Payment") to  the  other
                                            party  (regardless  of  which  party
                                            caused  the  termination). The  Swap
                                            Termination Payment will be computed
                                            in accordance  with  the  procedures
                                            set forth in the Interest  Rate Swap
                                            Agreement.  In the  event  that  the
                                            Supplemental   Interest   Trust   is
                                            required to make a Swap  Termination
                                            Payment, the payment will be paid on
                                            the related  Distribution Date,  and
                                            on any subsequent Distribution Dates
                                            until paid in full, generally  prior
                                            to distributions to
                                            certificateholders.

                                            In  the  event that the Supplemental
                                            Interest  Trust   receives   a  Swap
                                            Termination Payment, and a successor
                                            Swap Provider  cannot  be  obtained,
                                            then  such  Swap Termination Payment
                                            will  be  deposited  into  a reserve
                                            account    and    the   Supplemental
                                            Interest  Trust   Trustee,  on  each
                                            subsequent  Distribution Date,  will
                                            withdraw the amount of any  Net Swap
                                            Payment  due  to   the  Supplemental
                                            Interest   Trust    (calculated   in
                                            accordance  with the  terms  of  the
                                            original    Interest     Rate   Swap
                                            Agreement) and administer  such  Net
                                            Swap Payment in accordance  with the
                                            terms of the Pooling  and  Servicing
                                            Agreement.





Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Interest Rate Support
--------------------------------------------------------------------------------

Interest Rate Swap Agreement (continued)....A   "Defaulted    Swap   Termination
                                            Payment" means any payment  required
                                            to  be   made  by  the  Supplemental
                                            Interest Trust to the Swap  Provider
                                            pursuant to the  Interest Rate  Swap
                                            Agreement as a result of an event of
                                            default under the Interest Rate Swap
                                            Agreement with respect to  which the
                                            Swap  Provider   is  the  defaulting
                                            party  or   a   termination    event
                                            (including a  downgrade  termination
                                            event) under that  agreement  (other
                                            than illegality or a tax event) with
                                            respect to which the  Swap  Provider
                                            is  the   sole  Affected  Party  (as
                                            defined in the  Interest  Rate  Swap
                                            Agreement).

Interest Rate Cap Agreement A...............On   the     Closing     Date,   the
                                            Supplemental Interest Trust  Trustee
                                            will enter  into  Interest  Rate Cap
                                            Agreement A. Under Interest Rate Cap
                                            Agreement  A, the Cap  Provider will
                                            be  obligated   to   pay,   on  each
                                            Distribution     Date,     to    the
                                            Supplemental  Interest Trust Trustee
                                            an amount equal to  the  product  of
                                            (a) the  excess, if  any, of (i) the
                                            lesser  of   (x)  the  then  current
                                            one-month  LIBOR rate  and  (y)  the
                                            high  strike  rate over (ii) the low
                                            strike rate and (b) the then current
                                            notional amount  set  forth  on  the
                                            attached    Interest      Rate   Cap
                                            Agreement   A  Schedule, based on an
                                            "actual/360"   basis  until Interest
                                            Rate Cap Agreement A is  terminated.

                                            These  interest  rate  cap  payments
                                            will   be    deposited    into   the
                                            Derivative    Account      by    the
                                            Supplemental  Interest Trust Trustee
                                            pursuant  to    the    Pooling   and
                                            Servicing Agreement and  amounts  on
                                            deposit in  the  Derivative  Account
                                            will  be  distributed  as  described
                                            below  under  "Supplemental Interest
                                            Trust    Distributions"    and    in
                                            accordance with the terms set  forth
                                            in the Pooling and Servicing
                                            Agreement.

Interest Rate Cap Agreement B...............On    the    Closing    Date,    the
                                            Supplemental Interest Trust  Trustee
                                            will enter into  a Interest Rate Cap
                                            Agreement B. Under Interest Rate Cap
                                            Agreement B, the  Cap Provider  will
                                            be  obligated   to   pay,   on  each
                                            Distribution     Date,     to    the
                                            Supplemental  Interest Trust Trustee
                                            an amount equal  to  the  product of
                                            (a) the excess,  if  any, of (i) the
                                            lesser  of   (x)  the  then  current
                                            one-month LIBOR  rate  and  (y)  the
                                            high  strike  rate over (ii) the low
                                            strike rate and (b) the then current
                                            notional amount  set  forth  on  the
                                            attached Interest Rate Cap Agreement
                                            B Schedule, based on an "actual/360"
                                            basis  until   Interest   Rate   Cap
                                            Agreement B is terminated.

                                            These  interest  rate  cap  payments
                                            will be deposited  into  an  account
                                            (the "Interest Rate Cap  Agreement B
                                            Account")   by    the   Supplemental
                                            Interest Trust  Trustee  pursuant to
                                            the Pooling and Servicing  Agreement
                                            and  amounts  on  deposit   in   the
                                            Interest  Rate   Cap   Agreement   B
                                            Account  will   be   distributed  as
                                            follows:

                                            (i)    from     amounts    otherwise
                                            distributable  on   the   Class   CE
                                            Certificates,  to  the  Class  1-A-1
                                            Certificates, any remaining  Net WAC
                                            Cap Carryover Amounts; and

                                            (ii)   any   remaining   amounts  as
                                            specified in the Pooling  Agreement.




Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Interest Rate Support
--------------------------------------------------------------------------------

Supplemental Interest
Trust Distribution..........................On any Distribution  Date  and after
                                            all   distributions     made   under
                                            "Priority     of     Distributions--
                                            Interest,"      "--Principal"    and
                                            "--Excess  Cashflow   Distributions"
                                            above,  funds   in   the  Derivative
                                            Account will be distributed  in  the
                                            following order of priority:

                                            (i)      to  the  Swap Provider, all
                                                     Net Swap Payments,  if any,
                                                     owed to the  Swap  Provider
                                                     for such Distribution Date;

                                            (ii)     to the  Swap  Provider, any
                                                     Swap  Termination  Payment,
                                                     other than a Defaulted Swap
                                                     Termination   Payment,   if
                                                     any,  owed   to   the  Swap
                                                     Provider;

                                            (iii)    concurrently, to the Senior
                                                     Certificates, pro rata, any
                                                     remaining           Accrued
                                                     Certificate Interest;

                                            (iv)     concurrently, to the Senior
                                                     Certificates, pro rata, any
                                                     remaining          Interest
                                                     Carryforward Amounts;

                                            (v)      sequentially,    to     the
                                                     Mezzanine  Certificates, in
                                                     numerical     order,    any
                                                     remaining           Accrued
                                                     Certificate Interest;

                                            (vi)     sequentially,    to     the
                                                     Mezzanine  Certificates, in
                                                     numerical    order,     any
                                                     remaining          Interest
                                                     Carryforw ard Amounts;

                                            (vii)    to the holders of the class
                                                     or classes of  Certificates
                                                     then  entitled  to  receive
                                                     distributions in respect of
                                                     principal,  in   accordance
                                                     with  the  priorities   set
                                                     forth      above      under
                                                     "--Priority              of
                                                     Distributions-- Principal,"
                                                     in an amount  necessary  to
                                                     maintain     the   Targeted
                                                     Overcollateralization
                                                     Amount;

                                            (viii)   concurrently, to the Senior
                                                     Certificates,  any   Unpaid
                                                     Realized Loss  Amounts, pro
                                                     rata,   based    on  Unpaid
                                                     Realized Loss  Amounts  for
                                                     each such class;

                                            (ix)     sequentially,     to    the
                                                     Mezzanine Certificates,  in
                                                     numerical order, any Unpaid
                                                     Realized Loss Amounts;

                                            (x)      from   amounts    otherwise
                                                     distributable on  the Class
                                                     CE            Certificates,
                                                     concurrently, to the Senior
                                                     Certificates, any remaining
                                                     Net   WAC   Cap   Carryover
                                                     Amounts, pro rata;

                                            (xi)     from    amounts   otherwise
                                                     distributable on  the Class
                                                     CE  Certificates,   to  the
                                                     Mezzanine     Certificates,
                                                     sequentially, in  numerical
                                                     order,  any  remaining  Net
                                                     WAC Cap  Carryover Amounts;



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Interest Rate Support
--------------------------------------------------------------------------------

                                            (xii)    from    amounts   otherwise
                                                     distributable on  the Class
                                                     CE Certificates,    to  the
                                                     Supplemental       Interest
                                                     Trust,    to    fund    any
                                                     Defaulted Swap  Termination
                                                     Payment to  the  extent not
                                                     already paid; and

                                            (xiii)   any  remaining  amounts  as
                                                     specified  in  the  Pooling
                                                     Agreement.




Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

Applied Realized Loss Amount................An Applied Realized Loss Amount with
                                            respect   to   any   class   of  the
                                            Mezzanine Certificates or the Senior
                                            Certificates  and  any  Distribution
                                            Date is an amount equal to  the  sum
                                            of any  Realized Loss  allocated  to
                                            that class of Mezzanine Certificates
                                            or  Senior  Certificates   on   such
                                            Distribution Date  and  any  Applied
                                            Realized Loss  Amount  allocated  to
                                            that class of Mezzanine Certificates
                                            or  Senior   Certificates  remaining
                                            unpaid  from  previous  Distribution
                                            Dates.

Unpaid Realized Loss Amount.................Unpaid  Realized  Loss  Amount means for any class of Senior Certificates
                                            or Mezzanine Certificates  and as to
                                            any Distribution Date, the excess of
                                            (x) the cumulative amount of related
                                            Applied   Realized    Loss   Amounts
                                            allocated  to  such  class  for  all
                                            prior   Distribution     Dates,   as
                                            described   below   under  "Realized
                                            Losses," over (y) the sum of (a) the
                                            cumulative amount of any  recoveries
                                            allocated  to such  class,  (b)  the
                                            cumulative amount of Unpaid Realized
                                            Loss  Amounts   reimbursed  to  such
                                            class  for  all  prior  Distribution
                                            Dates  from   the   Excess  Cashflow
                                            Distributions and (c) the cumulative
                                            amount  of   Unpaid   Realized  Loss
                                            Amounts reimbursed to such class for
                                            all prior  Distribution  Dates  from
                                            the  Supplemental   Interest  Trust.

Class M-1 Principal
Distribution Amount.........................The Class M-1 Principal Distribution
                                            Amount  is  an  amount  equal to the
                                            excess of (x) the  sum of the  class
                                            balances of the Senior  Certificates
                                            (after    taking     into    account
                                            allocation of the  Senior  Principal
                                            Distribution Amount)  and the  Class
                                            M-1 Certificates  immediately  prior
                                            to such Distribution Date  over  (y)
                                            the lesser of (A) the product of (i)
                                            approximately 92.10%  and  (ii)  the
                                            aggregate Stated  Principal  Balance
                                            of the Mortgage Loans as of the last
                                            day of the related collection period
                                            and   (B)   the   aggregate   Stated
                                            Principal Balance  of  the  Mortgage
                                            Loans as of  the  last  day  of  the
                                            related collection period, minus the
                                            product of (x)  0.35%  and  (y)  the
                                            Cut-off Date  Principal Balance  for
                                            the Mortgage Loans.

Class M-2 Principal
Distribution Amount.........................The Class M-2 Principal Distribution
                                            Amount is  an  amount  equal  to the
                                            excess of (x) the sum  of the  class
                                            balances of the Senior  Certificates
                                            (after   taking      into    account
                                            allocation of the  Senior  Principal
                                            Distribution Amount), the  Class M-1
                                            Certificates  (after   taking   into
                                            account  the   Class  M-1  Principal
                                            Distribution Amount) and  the  Class
                                            M-2 Certificates  immediately  prior
                                            to such Distribution Date  over  (y)
                                            the lesser of (A) the product of (i)
                                            approximately 93.30%  and  (ii)  the
                                            aggregate Stated  Principal  Balance
                                            of the Mortgage Loans as of the last
                                            day of the related collection period
                                            and  (B)   the    aggregate   Stated
                                            Principal Balance  of  the  Mortgage
                                            Loans  as  of  the  last day  of the
                                            related collection period, minus the
                                            product of (x)  0.35%  and  (y)  the
                                            Cut-off Date  Principal  Balance for
                                            the Mortgage Loans.

Class M-3 Principal
Distribution Amount.........................The Class M-3 Principal Distribution
                                            Amount is  an  amount  equal  to the
                                            excess  of  (x) the sum of the class
                                            balance of the  Senior  Certificates
                                            (after    taking     into    account
                                            allocation of the  Senior  Principal
                                            Distribution Amount),  the Class M-1
                                            Certificates  (after   taking   into


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

                                            account   the  Class  M-1  Principal
                                            Distribution  Amount), the Class M-2
                                            Certificates  (after   taking   into
                                            account  the   Class  M-2  Principal
                                            Distribution Amount) and  the  Class
                                            M-3 Certificates  immediately  prior
                                            to such Distribution  Date  over (y)
                                            the lesser of (A) the product of (i)
                                            approximately 94.30%  and  (ii)  the
                                            aggregate Stated  Principal  Balance
                                            of the Mortgage Loans as of the last
                                            day of the related collection period
                                            and   (B)    the  aggregate   Stated
                                            Principal Balance  of  the  Mortgage
                                            Loans as of  the  last  day  of  the
                                            related collection period, minus the
                                            product  of  (x)  0.35%  and (y) the
                                            Cut-off Date Principal  Balance  for
                                            the Mortgage Loans.

Class M-4 Principal
Distribution Amount.........................The Class M-4 Principal Distribution
                                            Amount  is  an  amount  equal to the
                                            excess of (x) the sum of  the  class
                                            balance  of    Senior   Certificates
                                            (after    taking     into    account
                                            allocation of the  Senior  Principal
                                            Distribution Amount),  the Class M-1
                                            Certificates  (after   taking   into
                                            account  the   Class  M-1  Principal
                                            Distribution Amount), the  Class M-2
                                            Certificates  (after   taking   into
                                            account  the  Class   M-2  Principal
                                            Distribution Amount), the  Class M-3
                                            Certificates   (after   taking  into
                                            account  the   Class  M-3  Principal
                                            Distribution Amount) and  the  Class
                                            M-4 Certificates  immediately  prior
                                            to  such  Distribution Date over (y)
                                            the lesser of (A) the product of (i)
                                            approximately 95.30%  and  (ii)  the
                                            aggregate Stated  Principal  Balance
                                            of the Mortgage Loans as of the last
                                            day of the related collection period
                                            and  (B)   the    aggregate   Stated
                                            Principal Balance  of  the  Mortgage
                                            Loans  as  of  the  last  day of the
                                            related collection period, minus the
                                            product of (x)  0.35%  and  (y)  the
                                            Cut-off  Date  Principal Balance for
                                            the Mortgage Loans.

Class M-5 Principal
Distribution Amount.........................The Class M-5 Principal Distribution
                                            Amount  is  an  amount  equal to the
                                            excess of (x) the sum of  the  class
                                            balance   of   Senior   Certificates
                                            (after    taking     into    account
                                            allocation of the  Senior  Principal
                                            Distribution Amount), the  Class M-1
                                            Certificates  (after   taking   into
                                            account  the   Class  M-1  Principal
                                            Distribution Amount),  the Class M-2
                                            Certificates  (after   taking   into
                                            account  the   Class  M-2  Principal
                                            Distribution Amount), the  Class M-3
                                            Certificates   (after   taking  into
                                            account  the   Class  M-3  Principal
                                            Distribution Amount),  the Class M-4
                                            Certificates  (after   taking   into
                                            account  the   Class  M-4  Principal
                                            Distribution  Amount)  and the Class
                                            M-5 Certificates  immediately  prior
                                            to such Distribution Date  over  (y)
                                            the lesser of (A) the product of (i)
                                            approximately 96.30%  and  (ii)  the
                                            aggregate Stated  Principal  Balance
                                            of the Mortgage Loans as of the last
                                            day of the related collection period
                                            and  (B)    the   aggregate   Stated
                                            Principal Balance  of  the  Mortgage
                                            Loans  as  of  the  last  day of the
                                            related collection period, minus the
                                            product of (x)  0.35%  and  (y)  the
                                            Cut-off Date Principal  Balance  for
                                            the Mortgage Loans.





Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------


Class M-6 Principal
Distribution Amount.........................The Class M-6 Principal Distribution
                                            Amount is  an  amount equal  to  the
                                            excess of (x) the sum of  the  class
                                            balance  of    Senior   Certificates
                                            (after   taking      into    account
                                            allocation of the  Senior  Principal
                                            Distribution Amount),  the Class M-1
                                            Certificates   (after   taking  into
                                            account  the   Class  M-1  Principal
                                            Distribution Amount),  the Class M-2
                                            Certificates  (after   taking   into
                                            account  the   Class  M-2  Principal
                                            Distribution Amount), the Class  M-3
                                            Certificates  (after   taking   into
                                            account  the  Class  M-3   Principal
                                            Distribution Amount), the  Class M-4
                                            Certificates   (after   taking  into
                                            account  the   Class  M-4  Principal
                                            Distribution Amount), the  Class M-5
                                            Certificates  (after   taking   into
                                            account  the   Class  M-5  Principal
                                            Distribution Amount) and  the  Class
                                            M-6 Certificates  immediately  prior
                                            to such Distribution  Date over  (y)
                                            the lesser of (A) the product of (i)
                                            approximately 97.30%  and  (ii)  the
                                            aggregate Stated  Principal  Balance
                                            of the Mortgage Loans as of the last
                                            day of the related collection period
                                            and  (B)   the    aggregate   Stated
                                            Principal Balance  of  the  Mortgage
                                            Loans as of  the  last  day  of  the
                                            related collection period, minus the
                                            product of (x)  0.35%  and  (y)  the
                                            Cut-off Date Principal  Balance  for
                                            the Mortgage Loans.

Class M-7 Principal
Distribution Amount.........................The Class M-7 Principal Distribution
                                            Amount is an  amount  equal  to  the
                                            excess of (x) the sum  of the  class
                                            balance  of    Senior   Certificates
                                            (after    taking     into    account
                                            allocation of  the Senior  Principal
                                            Distribution Amount),  the Class M-1
                                            Certificates   (after   taking  into
                                            account  the   Class  M-1  Principal
                                            Distribution  Amount), the Class M-2
                                            Certificates   (after   taking  into
                                            account  the   Class  M-2  Principal
                                            Distribution Amount),  the Class M-3
                                            Certificates  (after   taking   into
                                            account  the   Class  M-3  Principal
                                            Distribution Amount),  the Class M-4
                                            Certificates  (after   taking   into
                                            account  the   Class  M-4  Principal
                                            Distribution Amount),  the Class M-5
                                            Certificates   (after   taking  into
                                            account  the   Class  M-5  Principal
                                            Distribution Amount),  the Class M-6
                                            Certificates  (after   taking   into
                                            account  the  Class   M-6  Principal
                                            Distribution Amount)  and  the Class
                                            M-7  Certificates immediately  prior
                                            to  such Distribution  Date over (y)
                                            the lesser of (A) the product of (i)
                                            approximately  98.30%  and (ii)  the
                                            aggregate  Stated  Principal Balance
                                            of the Mortgage Loans as of the last
                                            day of the related collection period
                                            and  (B)   the    aggregate   Stated
                                            Principal  Balance of  the  Mortgage
                                            Loans  as  of  the last day  of  the
                                            related collection period, minus the
                                            product  of (x)  0.35% and  (y)  the
                                            Cut-off Date  Principal  Balance for
                                            the Mortgage Loans.

Class M-8 Principal
Distribution Amount.........................The Class M-8 Principal Distribution
                                            Amount  in  an  amount  equal to the
                                            excess of (x) the sum  of  the class
                                            balance  of    Senior   Certificates
                                            (after   taking      into    account
                                            allocation  of the Senior  Principal
                                            Distribution Amount), the  Class M-1
                                            Certificates  (after    taking  into
                                            account  the   Class  M-1  Principal
                                            Distribution Amount), the  Class M-2
                                            Certificates  (after   taking   into
                                            account  the   Class  M-2  Principal
                                            Distribution Amount), the  Class M-3
                                            Certificates  (after   taking   into
                                            account  the   Class  M-3  Principal
                                            Distribution Amount), the  Class M-4
                                            Certificates  (after   taking   into
                                            account  the   Class  M-4  Principal





Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

                                            Distribution Amount),  the Class M-5
                                            Certificates  (after   taking   into
                                            account  the  Class  M-5   Principal
                                            Distribution Amount), the Class  M-6
                                            Certificates  (after   taking   into
                                            account  the   Class  M-6  Principal
                                            Distribution Amount),  the Class M-7
                                            Certificates  (after   taking   into
                                            account  the   Class  M-7  Principal
                                            Distribution Amount) and  the  Class
                                            M-8 Certificates  immediately  prior
                                            to such Distribution Date  over  (y)
                                            the lesser of (A) the product of (i)
                                            approximately 99.30%  and  (ii)  the
                                            aggregate Stated  Principal  Balance
                                            of the Mortgage Loans as of the last
                                            day of the related collection period
                                            and   (B)    the   aggregate  Stated
                                            Principal Balance  of  the  Mortgage
                                            Loans as of  the  last  day  of  the
                                            related collection period, minus the
                                            product o f (x)  0.35% and  (y)  the
                                            Cut-off Date Principal  Balance  for
                                            the Mortgage Loans.

Extra Principal
Distribution Amount.........................The  Extra   Principal  Distribution
                                            Amount   with    respect    to   any
                                            Distribution Date is the  lesser  of
                                            (x) the  excess  interest  for  such
                                            Distribution  Date   and   (y)   the
                                            Overcollateralization     Deficiency
                                            Amount for such  Distribution  Date.

Interest Remittance Amount..................As of any  Distribution Date and any
                                            Loan  Group  (A)  the  sum,  without
                                            duplication,  of  (i)  all  interest
                                            collected or advanced  with  respect
                                            to the related  collection period on
                                            the Mortgage  Loans  in  such   Loan
                                            Group  received  by the Servicers on
                                            or prior to the  Determination  Date
                                            for  such  Distribution   Date (less
                                            the  Servicing Fee for such Mortgage
                                            Loans, certain amounts available for
                                            reimbursement   of    advances   and
                                            servicing advances with  respect  to
                                            such  Mortgage   Loans  and  certain
                                            other    reimbursable   expenses  or
                                            indemnification payments pursuant to
                                            the  Pooling  Agreement),  (ii)  all
                                            compensating interest  paid  by  the
                                            Servicers on such  Distribution Date
                                            with respect to such Mortgage Loans,
                                            (iii) the portion of any  payment in
                                            connection    with   any   principal
                                            prepayment,  substitution,  purchase
                                            price,  liquidation proceeds (net of
                                            certain   expenses)   or   insurance
                                            proceeds  relating to interest  with
                                            respect  to   such   Mortgage  Loans
                                            received    during    the    related
                                            collection   period,    (iv)     any
                                            Reimbursement   Amount  relating  to
                                            such Mortgage Loans  received during
                                            the related  collection  period  and
                                            (v) on   the   Distribution Date  on
                                            which the optional clean-up call for
                                            the Mortgage Loans and related trust
                                            property is exercised, the principal
                                            portion  of  the  termination  price
                                            related to such Loan  Group less (B)
                                            (i) for  Loan  Group 1, the  product
                                            of (a)  any  amounts  payable to the
                                            Swap  Provider  (including  any  Net
                                            Swap    Payment    and    any   Swap
                                            Termination Payment owed to the Swap
                                            Provider,  other  than  a  Defaulted
                                            Swap Termination Payment)  and (b) a
                                            fraction, the numerator  of which is
                                            the   aggregate    Stated  Principal
                                            Balance  of  the  Group  1  Mortgage
                                            Loans as of  the first  day  of  the
                                            related   collection   period,   and
                                            denominator   of    which   is   the
                                            aggregate   of    Stated   Principal
                                            Balances of the Mortgage Loans as of
                                            the  first   day   of   the  related
                                            collection period; and (ii) for Loan
                                            Group 2,  the  product  of  (a)  any
                                            amounts payable to the Swap Provider
                                            (including any Net Swap Payment  and
                                            any Swap Termination Payment owed to
                                            the  Swap  Provider,  other  than  a
                                            Defaulted Swap  Termination Payment)
                                            and (b) a fraction, the numerator of
                                            which   is   the   aggregate  Stated
                                            Principal  Balance  of  the Group  2
                                            Mortgage  Loans  as of the first day
                                            of the  related  collection  period,
                                            and  denominator  of  which  is  the
                                            aggregate  of  the Stated  Principal
                                            Balances of the Mortgage Loans as of
                                            the  first   day   of   the  related
                                            collection period.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

Senior Principal Distribution Amount........As of any Distribution Date prior to
                                            the  Stepdown   Date   and   on  any
                                            Distribution  Date   thereafter   on
                                            which   the  Trigger  Event   is  in
                                            effect,   the     Senior   Principal
                                            Distribution Amount will  equal 100%
                                            of   the    Principal   Distribution
                                            Amount.

                                            As  of any  Distribution Date  on or
                                            after the Stepdown Date  and as long
                                            as a Trigger Event is not in effect,
                                            the  Senior  Principal  Distribution
                                            Amount will equal the excess  of (x)
                                            the aggregate  class balance  of the
                                            Senior   Certificates    immediately
                                            prior to such Distribution Date over
                                            (y) the lesser of (A) the product of
                                            (i)  approximately 89.10%  and  (ii)
                                            the   aggregate   Stated   Principal
                                            Balance of the Mortgage Loans  as of
                                            the  last   day   of   the   related
                                            collection period and (B) the excess
                                            of the  aggregate  Stated  Principal
                                            Balance of the Mortgage Loans  as of
                                            the  last  day   of    the   related
                                            collection period minus the  product
                                            of (1)  0.35%  and (2) the aggregate
                                            Stated  Principal   Balance  of  the
                                            Mortgage Loans on the Cut-off  Date.

Group 1 Senior Principal
Allocation Percentage.......................With  respect  to  any  Distribution
                                            Date, the percentage equivalent of a
                                            fraction, the numerator of  which is
                                            (x) the Principal Remittance  Amount
                                            allocable  to  th   Group 1 Mortgage
                                            Loans for  such  Distribution  Date,
                                            and the denominator of  which is (y)
                                            the Principal Remittance  Amount for
                                            such Distribution Date.

Group 1 Senior Principal
Distribution Amount.........................With  respect  to  any  Distribution
                                            Date, the product of (x) the Group 1
                                            Senior      Principal     Allocation
                                            Percentage  and   (y)   th e  Senior
                                            Principal Distribution Amount.

Group 2 Senior Principal
Allocation Percentage.......................With  respect  to  any  Distribution
                                            Date, the percentage equivalent of a
                                            fraction, the numerator of which  is
                                            (x) the Principal  Remittance Amount
                                            allocable to the  Group  2  Mortgage
                                            Loans for  such  Distribution  Date,
                                            and the denominator  of which is (y)
                                            the Principal Remittance  Amount for
                                            such Distribution Date.

Group 2 Senior Principal
Distribution Amount.........................With  respect to  any   Distribution
                                            Date, the product of (x) the Group 2
                                            Senior      Principal     Allocation
                                            Percentage  and   (y)   the   Senior
                                            Principal Distribution Amount.






Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

Principal Distribution Amount:..............The  Principal  Distribution  Amount
                                            is  the   sum   of   the   Principal
                                            Remittance    Amount    (minus   the
                                            Overcollateralization        Release
                                            Amount,   if  any)  and   the  Extra
                                            Principal   Distribution  Amount, if
                                            any.

Principal Remittance Amount.................The   Principal   Remittance  Amount
                                            means    with    respect    to   any
                                            Distribution  Date, the amount equal
                                            to (A) the sum of (i) all  scheduled
                                            payments of principal  collected  or
                                            advanced on the  Mortgage  Loans  by
                                            the  Servicers  that were due during
                                            the related  collection  period  and
                                            received    by       the     related
                                            Determination    Date,    (ii)   the
                                            principal portion of all partial and
                                            full principal  prepayments  of  the
                                            Mortgage  Loans   applied   by   the
                                            Servicers  during the prior calendar
                                            month,  (iii) the  principal portion
                                            of  all   related   Net  Liquidation
                                            Proceeds  and  Insurance   Proceeds,
                                            condemnation proceeds and recoveries
                                            received  during the prior  calendar
                                            month with  respect to the  Mortgage
                                            Loans,  (iv)  that   portion of  the
                                            Purchase     Price,     representing
                                            principal  of  any   repurchased  or
                                            substituted   Mortgage   Loans  with
                                            respect  to   the   prior   calendar
                                            month,   (v)  the  principal portion
                                            of    any    related    substitution
                                            adjustments   received   during  the
                                            prior  calendar  month with  respect
                                            to the  Mortgage Loans  and (vi)  on
                                            the  Distribution  Date on which the
                                            optional   clean-up   call  for  the
                                            Mortgage  Loans  and  related  trust
                                            property is exercised, the principal
                                            portion  of  the  termination  price
                                            less  (B) to the extent  any amounts
                                            payable  to   the    Swap   Provider
                                            (including any Net Swap  Payment and
                                            any  Swap  Termination  Payment owed
                                            to the Swap Provider,  other  than a
                                            Defaulted Swap Termination  Payment)
                                            exceed   the   Interest   Remittance
                                            Amounts for such  Distribution  Date
                                            (without giving effect to clause (B)
                                            of  the   definition  thereof),  the
                                            amount of such excess.

Realized Losses.............................A Realized  Loss  is  (i)  as to any
                                            Mortgage  Loan  that  is liquidated,
                                            the unpaid principal balance thereof
                                            less  the   net  proceeds  from  the
                                            liquidation of,  and  any  insurance
                                            proceeds from,  such  Mortgage  Loan
                                            and the related  mortgaged  property
                                            which are  applied to  the principal
                                            balance of such  Mortgage Loan, (ii)
                                            to the extent of  the amount  of any
                                            reduction of principal  balance by a
                                            bankruptcy court  of  the  mortgaged
                                            property at less  than the amount of
                                            the  Mortgage  Loan   and   (iii)  a
                                            reduction  in  the  monthly  payment
                                            resulting    from     a   bankruptcy
                                            proceeding.

                                            All Realized  Losses on the Mortgage
                                            Loans  will  be  allocated  on  each
                                            Distribution  Date,   first  to  the
                                            excess cashflow, second  to  amounts
                                            in the Supplemental Interest  Trust,
                                            third   in     reduction    of   the
                                            Overcollateralization Amount, fourth
                                            to the Class M-8 Certificates, fifth
                                            to the Class M-7 Certificates, sixth
                                            to   the   Class  M-6  Certificates,
                                            seventh   to     the     Class   M-5
                                            Certificates,  eighth  to  the Class
                                            M-4 Certificates, ninth to the Class
                                            M-3 Certificates, tenth to the Class
                                            M-2 Certificates and eleventh to the
                                            Class M-1  Certificates.  After  the
                                            class  balance   of  the  Class  M-1
                                            Certificates  has  been  reduced  to
                                            zero, Realized Losses on the Group 1
                                            Mortgage Loans will be allocated  to
                                            the  Class  1-A-1  Certificates  and
                                            Realized  Losses   on  the  Group  2
                                            Mortgage  Loans  will  be  allocated
                                            sequentially to the Class  2-A-2 and
                                            Class 2-A-1  Certificates,  in  that
                                            order. An allocation of any Realized
                                            Losses   to   a    class    on   any
                                            Distribution Date will  be  made  by
                                            reducing the class balance  thereof,
                                            after  taking   into   account   all
                                            distributions made thereon  on  such
                                            Distribution Date.




Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

Interest Carryforward Amount................The  Interest   Carryforward  Amount
                                            means   (i)     for     the   Senior
                                            Certificates  and    the   Mezzanine
                                            Certificates   and      the    first
                                            Distribution Date,  zero,  and  (ii)
                                            with respect to any class  of Senior
                                            Certificates      or       Mezzanine
                                            Certificates  and  any  Distribution
                                            Date after  the  first  Distribution
                                            Date, the amount, if  any, by  which
                                            (a)  the   sum   of    (1)   Accrued
                                            Certificate Interest for such  class
                                            for   the    immediately   preceding
                                            Distribution  Date   and   (2)   the
                                            outstanding   Interest  Carryforward
                                            Amount,  if any,  for such class for
                                            such   preceding  Distribution  Date
                                            exceeds  (b)  the  aggregate  amount
                                            distributed on such class in respect
                                            of  interest   on   such   preceding
                                            Distribution Date, plus  interest on
                                            the amount of interest due  but  not
                                            paid on such class on such preceding
                                            Distribution  Date,  to  the  extent
                                            permitted by law, at the Certificate
                                            Interest Rate for such class for the
                                            related accrual period.

Servicing Fees............................. The Servicing  Fees  with respect to the Mortgage Loans are  payable  out
                                            of the interest payments received on
                                            each Mortgage  Loan.  The  Servicing
                                            Fees  will   accrue  on  the  Stated
                                            Principal Balance of  each  Mortgage
                                            Loan at a rate (the  "Servicing  Fee
                                            Rate") ranging from 0.175% to 0.375%
                                            per annum.

Master Servicing Fees.......................The  Master   Servicing   Fees  with
                                            respect to the  Mortgage  Loans  are
                                            payable out of the interest payments
                                            received on each  Mortgage Loan. The
                                            Master Servicing Fees will accrue on
                                            the Stated Principal Balance of each
                                            Mortgage Loan at a rate (the "Master
                                            Servicing Fee Rate") equal to 0.003%
                                            per annum.

LPMI Fees...................................The  lender-paid  mortgage insurance fees  with respect to certain of the
                                            Mortgage Loans are  payable  out  of
                                            the interest  payments  received  on
                                            each  such  Mortgage Loan.  The LPMI
                                            Fees  will   accrue  on  the  Stated
                                            Principal  Balance   of   each  such
                                            Mortgage Loan at a  rate (the  "LPMI
                                            Fee Rate") ranging  from  0.204%  to
                                            1.282% per annum.

Compensating Interest.......................The aggregate Servicing Fee  payable to a Servicer for any  month will be
                                            reduced  by  an  amount equal to the
                                            prepayment  interest  shortfall  for
                                            such Distribution Date. Such amounts
                                            will  be   used  to  cover  full  or
                                            partial     prepayment      interest
                                            shortfalls, if any, on  the  related
                                            Mortgage Loans.




Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Preliminary Interest Rate Swap Schedule
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
 Period     Distribution Date         Swap Notional    |    Period     Distribution Date   Swap Notional Amount ($)
                                       Amount ($)      |
------------------------------------------------------------------------------------------------------------------
   1           20-Feb-2007           679,790,650.00    |      31          20-Aug-2009           233,961,216.00
   2           20-Mar-2007           668,813,590.00    |      32          20-Sep-2009           221,621,605.00
   3           20-Apr-2007           657,208,599.00    |      33          20-Oct-2009           209,758,799.00
   4           20-May-2007           645,004,683.00    |      34          20-Nov-2009           198,361,211.00
   5           20-Jun-2007           632,233,145.00    |      35          20-Dec-2009           187,390,028.00
   6           20-Jul-2007           618,925,929.00    |      36          20-Jan-2010           176,745,004.00
   7           20-Aug-2007           605,117,516.00    |      37          20-Feb-2010           166,416,026.00
   8           20-Sep-2007           590,843,118.00    |      38          20-Mar-2010           156,494,835.00
   9           20-Oct-2007           576,129,892.00    |      39          20-Apr-2010           147,044,387.00
   10          20-Nov-2007           560,997,622.00    |      40          20-May-2010           138,143,120.00
   11          20-Dec-2007           545,400,042.00    |      41          20-Jun-2010           129,726,419.00
   12          20-Jan-2008           529,578,070.00    |      42          20-Jul-2010           121,791,728.00
   13          20-Feb-2008           513,512,857.00    |      43          20-Aug-2010           114,297,423.00
   14          20-Mar-2008           497,246,197.00    |      44          20-Sep-2010           107,285,327.00
   15          20-Apr-2008           480,868,792.00    |      45          20-Oct-2010           100,692,705.00
   16          20-May-2008           464,428,098.00    |      46          20-Nov-2010           94,510,613.00
   17          20-Jun-2008           447,899,684.00    |      47          20-Dec-2010           88,672,273.00
   18          20-Jul-2008           431,323,773.00    |      48          20-Jan-2011           83,200,542.00
   19          20-Aug-2008           414,736,343.00    |      49          20-Feb-2011           78,048,828.00
   20          20-Sep-2008           398,172,535.00    |      50          20-Mar-2011           73,180,556.00
   21          20-Oct-2008           381,647,079.00    |      51          20-Apr-2011           68,614,458.00
   22          20-Nov-2008           365,288,436.00    |      52          20-May-2011           64,306,607.00
   23          20-Dec-2008           349,087,913.00    |      53          20-Jun-2011           60,263,935.00
   24          20-Jan-2009           333,125,215.00    |      54          20-Jul-2011           56,413,423.00
   25          20-Feb-2009           317,564,179.00    |      55          20-Aug-2011           52,698,442.00
   26          20-Mar-2009           302,467,764.00    |      56          20-Sep-2011           48,786,748.00
   27          20-Apr-2009           287,841,682.00    |      57          20-Oct-2011           44,881,091.00
   28          20-May-2009           273,685,418.00    |      58          20-Nov-2011           39,670,511.00
   29          20-Jun-2009           259,997,150.00    |      59          20-Dec-2011           32,981,475.00
   30          20-Jul-2009           246,764,179.00    |      60          20-Jan-2012           29,255,031.00
------------------------------------------------------------------------------------------------------------------




Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Preliminary Interest Rate Cap Agreement A Schedule
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Period      Distribution Date     Notional Balance ($)      High Strike (%)      Low Strike (%)
-----------------------------------------------------------------------------------------------
  61           20-Feb-2012           149,668,840.58             6.5000               6.6600
  62           20-Mar-2012           145,402,264.33             6.5800               6.8000
  63           20-Apr-2012           141,261,829.77             6.6600               6.9600
  64           20-May-2012           137,243,846.09             6.7400               7.1000
  65           20-Jun-2012           133,344,727.53             6.8200               7.2500
  66           20-Jul-2012           129,560,986.29             6.9000               7.3900
  67           20-Aug-2012           122,480,402.16             6.9800               7.5200
  68           20-Sep-2012           118,989,656.52             7.0600               7.6800
  69           20-Oct-2012           115,602,204.06             7.1400               7.8100
  70           20-Nov-2012           112,315,420.10             7.2200               7.9400
  71           20-Dec-2012           109,125,931.03             7.3000               8.0800
  72           20-Jan-2013           106,031,445.63             7.3800               8.2000
  73           20-Feb-2013           100,506,489.39             7.4600               8.3300
  74           20-Mar-2013            97,653,402.97             7.5400               8.4600
  75           20-Apr-2013            94,884,569.11             7.6200               8.5700
  76           20-May-2013            92,197,523.79             7.7000               8.6900
  77           20-Jun-2013            89,589,910.26             7.7800               8.7900
  78           20-Jul-2013            87,059,351.33             7.8600               8.8900
  79           20-Aug-2013            82,187,618.32             7.9400               8.9900
  80           20-Sep-2013            79,805,279.33             8.0200               9.0600
  81           20-Oct-2013            77,493,360.13             8.1000               9.1600
  82           20-Nov-2013            75,249,961.49             8.1800               9.2500
  83           20-Dec-2013            73,072,585.93             8.2600               9.3100
  84           20-Jan-2014            70,960,145.52             8.3400               9.3700
-----------------------------------------------------------------------------------------------





Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Preliminary Interest Rate Cap Agreement B Schedule
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Period        Distribution Date        Notional Balance ($)       Low Strike (%)    High Strike (%)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
    27            4/20/2009                 57,598,526                 7.70              7.90
---------------------------------------------------------------------------------------------------
    28            5/20/2009                 56,091,775                 7.60              7.91
---------------------------------------------------------------------------------------------------
    29            6/20/2009                 54,610,359                 7.36              7.91
---------------------------------------------------------------------------------------------------
    30            7/20/2009                 53,147,871                 7.26              7.93
---------------------------------------------------------------------------------------------------
    31            8/20/2009                 51,682,036                 7.05              7.94
---------------------------------------------------------------------------------------------------
    32            9/20/2009                 50,213,029                 7.10              7.95
---------------------------------------------------------------------------------------------------
    33            10/20/2009                48,744,064                 7.10              7.96
---------------------------------------------------------------------------------------------------
    34            11/20/2009                47,284,220                 7.20              7.97
---------------------------------------------------------------------------------------------------
    35            12/20/2009                45,878,321                 7.20              7.97
---------------------------------------------------------------------------------------------------
    36            1/20/2010                 44,522,915                 7.25              7.97
---------------------------------------------------------------------------------------------------
    37            2/20/2010                 43,209,481                 7.31              7.97
---------------------------------------------------------------------------------------------------
    38            3/20/2010                 41,933,103                 7.30              7.97
---------------------------------------------------------------------------------------------------
    39            4/20/2010                 40,699,944                 7.30              7.97
---------------------------------------------------------------------------------------------------
    40            5/20/2010                 39,607,250                 7.34              7.97
---------------------------------------------------------------------------------------------------
    41            6/20/2010                 38,535,529                 7.27              7.97
---------------------------------------------------------------------------------------------------
    42            7/20/2010                 37,482,719                 7.28              7.98
---------------------------------------------------------------------------------------------------
    43            8/20/2010                 36,452,549                 7.29              7.99
---------------------------------------------------------------------------------------------------
    44            9/20/2010                 35,450,796                 7.29              7.99
---------------------------------------------------------------------------------------------------
    45            10/20/2010                34,474,694                 7.30              8.00
---------------------------------------------------------------------------------------------------
    46            11/20/2010                33,523,675                 7.31              8.01
---------------------------------------------------------------------------------------------------
    47            12/20/2010                32,597,520                 7.32              8.02
---------------------------------------------------------------------------------------------------
    48            1/20/2011                 31,696,289                 7.34              8.04
---------------------------------------------------------------------------------------------------
    49            2/20/2011                 30,819,091                 7.35              8.05
---------------------------------------------------------------------------------------------------
    50            3/20/2011                 29,965,141                 7.36              8.06
---------------------------------------------------------------------------------------------------
    51            4/20/2011                 29,133,292                 7.36              8.06
---------------------------------------------------------------------------------------------------
    52            5/20/2011                 28,324,020                 7.37              8.07
---------------------------------------------------------------------------------------------------
    53            6/20/2011                 27,535,488                 7.37              8.07
---------------------------------------------------------------------------------------------------
    54            7/20/2011                 26,763,695                 7.37              8.07
---------------------------------------------------------------------------------------------------
    55            8/20/2011                 25,992,742                 7.46              8.06
---------------------------------------------------------------------------------------------------
    56            9/20/2011                 25,203,350                 7.45              8.05
---------------------------------------------------------------------------------------------------
    57            10/20/2011                24,372,876                 7.45              8.05
---------------------------------------------------------------------------------------------------
    58            11/20/2011                23,495,290                 7.46              8.06
---------------------------------------------------------------------------------------------------
    59            12/20/2011                22,601,003                 7.47              8.07
---------------------------------------------------------------------------------------------------
    60            1/20/2012                 21,724,055                 7.48              8.08
---------------------------------------------------------------------------------------------------
    61            2/20/2012                 20,904,991                 7.50              8.10
---------------------------------------------------------------------------------------------------
    62            3/20/2012                 20,158,250                 7.51              8.11
---------------------------------------------------------------------------------------------------
    63            4/20/2012                 19,471,278                 7.52              8.12
---------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Preliminary Interest Rate Cap Agreement B Schedule
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
    64            5/20/2012                 18,830,260                 7.53              8.13
---------------------------------------------------------------------------------------------------
    65            6/20/2012                 18,223,384                 7.54              8.14
---------------------------------------------------------------------------------------------------
    66            7/20/2012                 17,639,880                 7.54              8.14
---------------------------------------------------------------------------------------------------
    67            8/20/2012                 17,074,506                 7.53              8.13
---------------------------------------------------------------------------------------------------
    68            9/20/2012                 16,526,640                 7.53              8.13
---------------------------------------------------------------------------------------------------
    69            10/20/2012                15,995,708                 7.53              8.13
---------------------------------------------------------------------------------------------------
    70            11/20/2012                15,481,169                 7.53              8.13
---------------------------------------------------------------------------------------------------
    71            12/20/2012                14,981,612                 7.53              8.13
---------------------------------------------------------------------------------------------------
    72            1/20/2013                 14,496,700                 7.53              8.13
---------------------------------------------------------------------------------------------------
    73            2/20/2013                 14,025,077                 7.54              8.14
---------------------------------------------------------------------------------------------------
    74            3/20/2013                 13,566,218                 7.55              8.15
---------------------------------------------------------------------------------------------------
    75            4/20/2013                 13,122,299                 7.56              8.16
---------------------------------------------------------------------------------------------------
    76            5/20/2013                 12,692,518                 7.57              8.17
---------------------------------------------------------------------------------------------------
    77            6/20/2013                 12,278,192                 7.58              8.18
---------------------------------------------------------------------------------------------------
    78            7/20/2013                 11,877,240                 7.59              8.19
---------------------------------------------------------------------------------------------------
    79            8/20/2013                 11,474,181                 7.60              8.20
---------------------------------------------------------------------------------------------------
    80            9/20/2013                 11,058,263                 7.61              8.21
---------------------------------------------------------------------------------------------------
    81            10/20/2013                10,623,833                 7.62              8.22
---------------------------------------------------------------------------------------------------
    82            11/20/2013                10,171,572                 7.62              8.22
---------------------------------------------------------------------------------------------------
    83            12/20/2013                 9,732,872                 7.62              8.22
---------------------------------------------------------------------------------------------------
    84            1/20/2014                  9,323,831                 7.62              8.22
---------------------------------------------------------------------------------------------------




Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Prepayment Curve
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                A                B               C               D
   Period     % CPR            % CPR           % CPR           % CPR
-------------------------------------------------------------------------------
     1        20.00             8.00            7.00            7.00
-------------------------------------------------------------------------------
     2        20.45             8.74            7.51            7.51
-------------------------------------------------------------------------------
     3        20.91             9.48            8.03            8.03
-------------------------------------------------------------------------------
     4        21.36            10.22            8.54            8.54
-------------------------------------------------------------------------------
     5        21.82            10.96            9.06            9.06
-------------------------------------------------------------------------------
     6        22.27            11.70            9.57            9.57
-------------------------------------------------------------------------------
     7        22.73            12.43           10.09           10.09
-------------------------------------------------------------------------------
     8        23.18            13.17           10.60           10.60
-------------------------------------------------------------------------------
     9        23.64            13.91           11.11           11.11
-------------------------------------------------------------------------------
     10       24.09            14.65           11.63           11.63
-------------------------------------------------------------------------------
     11       24.55            15.39           12.14           12.14
-------------------------------------------------------------------------------
     12       25.00            16.13           12.66           12.66
-------------------------------------------------------------------------------
     13       25.42            16.87           13.17           13.17
-------------------------------------------------------------------------------
     14       25.83            17.61           13.69           13.69
-------------------------------------------------------------------------------
     15       26.25            18.35           14.20           14.20
-------------------------------------------------------------------------------
     16       26.67            19.09           14.71           14.71
-------------------------------------------------------------------------------
     17       27.08            19.83           15.23           15.23
-------------------------------------------------------------------------------
     18       27.50            20.57           15.74           15.74
-------------------------------------------------------------------------------
     19       27.92            21.30           16.26           16.26
-------------------------------------------------------------------------------
     20       28.33            22.04           16.77           16.77
-------------------------------------------------------------------------------
     21       28.75            22.78           17.29           17.29
-------------------------------------------------------------------------------
     22       29.17            23.52           17.80           17.80
-------------------------------------------------------------------------------
     23       29.58            24.26           18.31           18.31
-------------------------------------------------------------------------------
     24       30.00            25.00           18.83           18.83
-------------------------------------------------------------------------------
     25       30.25            25.00           19.34           19.34
-------------------------------------------------------------------------------
     26       30.50            25.00           19.86           19.86
-------------------------------------------------------------------------------
     27       30.75            25.00           20.37           20.37
-------------------------------------------------------------------------------
     28       31.00            25.00           20.89           20.89
-------------------------------------------------------------------------------
     29       31.25            25.00           21.40           21.40
-------------------------------------------------------------------------------
     30       31.50            25.00           21.91           21.91
-------------------------------------------------------------------------------
     31       31.75            25.00           22.43           22.43
-------------------------------------------------------------------------------
     32       32.00            25.00           22.94           22.94
-------------------------------------------------------------------------------
     33       40.25            25.00           23.46           23.46
-------------------------------------------------------------------------------
     34       48.50            25.00           23.97           23.97
-------------------------------------------------------------------------------
     35       56.75            25.00           24.49           24.49
-------------------------------------------------------------------------------
     36       65.00            25.00           25.00           25.00
-------------------------------------------------------------------------------
     37       61.00            25.42           25.00           25.00
-------------------------------------------------------------------------------
     38       57.00            25.83           25.00           25.00
-------------------------------------------------------------------------------
     39       53.00            26.25           25.00           25.00
-------------------------------------------------------------------------------
     40       49.00            26.67           25.00           25.00
-------------------------------------------------------------------------------
     41       45.00            27.08           25.00           25.00
-------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Prepayment Curve
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
     42       45.00            27.50           25.00           25.00
-------------------------------------------------------------------------------
     43       45.00            27.92           25.00           25.00
-------------------------------------------------------------------------------
     44       45.00            28.33           25.00           25.00
-------------------------------------------------------------------------------
     45       45.00            28.75           25.00           25.00
-------------------------------------------------------------------------------
     46       45.00            29.17           25.00           25.00
-------------------------------------------------------------------------------
     47       45.00            29.58           25.00           25.00
-------------------------------------------------------------------------------
     48       45.00            30.00           25.00           25.00
-------------------------------------------------------------------------------
     49       45.00            30.25           25.00           25.00
-------------------------------------------------------------------------------
     50       45.00            30.50           25.00           25.00
-------------------------------------------------------------------------------
     51       45.00            30.75           25.00           25.00
-------------------------------------------------------------------------------
     52       45.00            31.00           25.00           25.00
-------------------------------------------------------------------------------
     53       45.00            31.25           25.00           25.00
-------------------------------------------------------------------------------
     54       45.00            31.50           25.00           25.00
-------------------------------------------------------------------------------
     55       45.00            31.75           25.00           25.00
-------------------------------------------------------------------------------
     56       45.00            32.00           25.00           25.00
-------------------------------------------------------------------------------
     57       45.00            40.25           25.00           25.00
-------------------------------------------------------------------------------
     58       45.00            48.50           25.00           25.00
-------------------------------------------------------------------------------
     59       45.00            56.75           25.00           25.00
-------------------------------------------------------------------------------
     60       45.00            65.00           25.00           25.00
-------------------------------------------------------------------------------
     61       45.00            61.00           25.42           25.00
-------------------------------------------------------------------------------
     62       45.00            57.00           25.83           25.00
-------------------------------------------------------------------------------
     63       45.00            53.00           26.25           25.00
-------------------------------------------------------------------------------
     64       45.00            49.00           26.67           25.00
-------------------------------------------------------------------------------
     65       45.00            45.00           27.08           25.00
-------------------------------------------------------------------------------
     66       45.00            45.00           27.50           25.00
-------------------------------------------------------------------------------
     67       45.00            45.00           27.92           25.00
-------------------------------------------------------------------------------
     68       45.00            45.00           28.33           25.00
-------------------------------------------------------------------------------
     69       45.00            45.00           28.75           25.00
-------------------------------------------------------------------------------
     70       45.00            45.00           29.17           25.00
-------------------------------------------------------------------------------
     71       45.00            45.00           29.58           25.00
-------------------------------------------------------------------------------
     72       45.00            45.00           30.00           25.00
-------------------------------------------------------------------------------
     73       45.00            45.00           30.25           25.00
-------------------------------------------------------------------------------
     74       45.00            45.00           30.50           25.00
-------------------------------------------------------------------------------
     75       45.00            45.00           30.75           25.00
-------------------------------------------------------------------------------
     76       45.00            45.00           31.00           25.00
-------------------------------------------------------------------------------
     77       45.00            45.00           31.25           25.00
-------------------------------------------------------------------------------
     78       45.00            45.00           31.50           25.00
-------------------------------------------------------------------------------
     79       45.00            45.00           31.75           25.00
-------------------------------------------------------------------------------
     80       45.00            45.00           32.00           25.00
-------------------------------------------------------------------------------
     81       45.00            45.00           40.25           25.00
-------------------------------------------------------------------------------
     82       45.00            45.00           48.50           25.00
-------------------------------------------------------------------------------
     83       45.00            45.00           56.75           25.00
-------------------------------------------------------------------------------
     84       45.00            45.00           65.00           25.00
-------------------------------------------------------------------------------
     85       45.00            45.00           61.00           25.00
-------------------------------------------------------------------------------




Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                              Banc of America Funding 2007-A Trust
                        Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Prepayment Curve
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
     86       45.00            45.00           57.00           25.00
-------------------------------------------------------------------------------
     87       45.00            45.00           53.00           25.00
-------------------------------------------------------------------------------
     88       45.00            45.00           49.00           25.00
-------------------------------------------------------------------------------
     89       45.00            45.00           45.00           25.00
-------------------------------------------------------------------------------
     90       45.00            45.00           45.00           25.00
-------------------------------------------------------------------------------
     91       45.00            45.00           45.00           25.00
-------------------------------------------------------------------------------
     92       45.00            45.00           45.00           25.00
-------------------------------------------------------------------------------
     93       45.00            45.00           45.00           25.00
-------------------------------------------------------------------------------
     94       45.00            45.00           45.00           25.00
-------------------------------------------------------------------------------
     95       45.00            45.00           45.00           25.00
-------------------------------------------------------------------------------
     96       45.00            45.00           45.00           25.00
-------------------------------------------------------------------------------
     97       45.00            45.00           45.00           25.42
-------------------------------------------------------------------------------
     98       45.00            45.00           45.00           25.83
-------------------------------------------------------------------------------
     99       45.00            45.00           45.00           26.25
-------------------------------------------------------------------------------
    100       45.00            45.00           45.00           26.67
-------------------------------------------------------------------------------
    101       45.00            45.00           45.00           27.08
-------------------------------------------------------------------------------
    102       45.00            45.00           45.00           27.50
-------------------------------------------------------------------------------
    103       45.00            45.00           45.00           27.92
-------------------------------------------------------------------------------
    104       45.00            45.00           45.00           28.33
-------------------------------------------------------------------------------
    105       45.00            45.00           45.00           28.75
-------------------------------------------------------------------------------
    106       45.00            45.00           45.00           29.17
-------------------------------------------------------------------------------
    107       45.00            45.00           45.00           29.58
-------------------------------------------------------------------------------
    108       45.00            45.00           45.00           30.00
-------------------------------------------------------------------------------
    109       45.00            45.00           45.00           30.25
-------------------------------------------------------------------------------
    110       45.00            45.00           45.00           30.50
-------------------------------------------------------------------------------
    111       45.00            45.00           45.00           30.75
-------------------------------------------------------------------------------
    112       45.00            45.00           45.00           31.00
-------------------------------------------------------------------------------
    113       45.00            45.00           45.00           31.25
-------------------------------------------------------------------------------
    114       45.00            45.00           45.00           31.50
-------------------------------------------------------------------------------
    115       45.00            45.00           45.00           31.75
-------------------------------------------------------------------------------
    116       45.00            45.00           45.00           32.00
-------------------------------------------------------------------------------
    117       45.00            45.00           45.00           40.25
-------------------------------------------------------------------------------
    118       45.00            45.00           45.00           48.50
-------------------------------------------------------------------------------
    119       45.00            45.00           45.00           56.75
-------------------------------------------------------------------------------
    120       45.00            45.00           45.00           65.00
-------------------------------------------------------------------------------
    121       45.00            45.00           45.00           61.00
-------------------------------------------------------------------------------
    122       45.00            45.00           45.00           57.00
-------------------------------------------------------------------------------
    123       45.00            45.00           45.00           53.00
-------------------------------------------------------------------------------
    124       45.00            45.00           45.00           49.00
-------------------------------------------------------------------------------
    125       45.00            45.00           45.00           45.00
-------------------------------------------------------------------------------
 Period 126   45.00            45.00           45.00           45.00
 and beyond
-------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                     [LOGO]

         --------------------------------------------------------------


                 MBS New Issue Term Sheet - Collateral Appendix


                       Banc of America Funding Corporation
                                    Depositor


                      Banc of America Funding 2007-A Trust
                                 Issuing Entity

                Mortgage Pass-Through Certificates, Series 2007-A
                     $716,215,000 (approximate) Certificates




                                January 24, 2007








--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 1 Collateral Summary
--------------------------------------------------------------------------------

Description of the Mortgage Loans
---------------------------------

The Group 1 Mortgage Loans consist of Six-Month LIBOR, One-Year LIBOR, and One-Year CMT based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for approximately the first 6 months, 1 year, 3 years, 5 years, 7 years, or 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 78.62% of the Group 1 Mortgage Loans require only the payment of interest until the 61st, 85th, 110th, or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and semi-annually or annually thereafter. The mortgage interest rates will be indexed to Six-Month LIBOR, One-Year LIBOR, or One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT index will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The Six-Month and One-Year LIBOR Index is the average of the interbank offered rates for six-month and one-year U.S. dollar-denominated deposits in the London Market as published in The Wall Street Journal quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.875% to 14.125%. The effective minimum interest rate for substantially all of the Group 1 Mortgage Loans will be each Mortgage Loan's Gross Margin.

Approximately 30.23% of the Mortgage Loans provide for the payment of a prepayment premium by the related mortgagors in connection with certain prepayments.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------



                                                                Collateral Summary      Range (if applicable)
                                                                ------------------      ---------------------
Total Outstanding Loan Balance                                         $99,884,161
Total Number of Loans                                                          382
Average Loan Principal Balance                                            $261,477       $49,953 to $775,209
WA Gross Coupon                                                             6.579%          4.875% to 8.750%
WA FICO                                                                        722                623 to 823
WA Original Term                                                        364 months         300 to 480 months
WA Remaining Term                                                       357 months         288 to 480 months
WA OLTV                                                                     75.48%         18.33% to 100.00%
WA DTI                                                                      38.07%           7.84% to 63.96%
WA Months to First Rate Adjustment Date                                  79 months           0 to 120 months
WA Gross Margin                                                             2.474%          1.625% to 3.000%
WA Rate Ceiling                                                            11.643%         9.875% to 14.125%
Geographic Concentration of Mortgaged Properties (Top 5                     36.23%
States) based on the Aggregate Stated Principal Balance                     15.15%
                                                             CA              4.01%
                                                             FL             15.15%
                                                             AZ              3.71%
                                                             WA              3.49%
                                                             NV              11.48
Percentage of Mortgage Loans Covered by PMI Policies                        15.82%

Percentage of Buydown Loans                                                  1.31%



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------



       Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)



-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                                                              Aggregate       Average
                      Number Of           Aggregate            Cut-Off        Cut-Off                           Weighted
                       Mortgage        Cut-Off Principal      Principal       Principal  Weighted Average       Average
 Occupancy              Loans              Balance            Balance         Balance      Credit Score      Original LTV
-----------------------------------------------------------------------------------------------------------------------------
Primary Residence         223           $62,796,011.92          62.87%       $281,596.47         715             75.31%
Investor Property         108            25,593,443.55          25.62         236,976.33         736             73.99
Second Home                51            11,494,705.98          11.51         225,386.39         725             79.73
-----------------------------------------------------------------------------------------------------------------------------
Total:                    382           $99,884,161.45         100.00%       $261,476.86         722             75.48%
=============================================================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Group 1 Mortgage Loan.



                  Property Types of the Group 1 Mortgage Loans


------------------------------------------------------------------------------------------------------------------------------
                                                                      Percent of
                                                                      Aggregate      Average
                             Number Of           Aggregate             Cut-Off       Cut-Off        Weighted       Weighted
                             Mortgage         Cut-Off Principal       Principal     Principal   Average Credit     Average
Property Type                Loans                Balance              Balance       Balance         Score      Original LTV
------------------------------------------------------------------------------------------------------------------------------
Single Family Residence        224             $55,135,078.24           55.20%      $246,138.74        715           75.24%
PUD                             55              13,739,503.75           13.76        249,809.16        736           76.78
Condominium                     49              10,138,250.81           10.15        206,903.08        732           77.32
4-Family                        19               9,133,201.22            9.14        480,694.80        709           75.99
2-Family                        25               8,175,469.78            8.18        327,018.79        731           74.27
3-Family                         5               2,522,457.97            2.53        504,491.59        728           66.86
Cooperative                      4                 829,058.15            0.83        207,264.54        762           78.84
Townhouse                        1                 211,141.53            0.21        211,141.53        744           80.00
------------------------------------------------------------------------------------------------------------------------------
Total:                         382             $99,884,161.45          100.00%      $261,476.86        722           75.48%
==============================================================================================================================


               Mortgage Loan Purpose of the Group 1 Mortgage Loans



------------------------------------------------------------------------------------------------------------------------------
                                                                Percent of      Average
                           Number Of         Aggregate          Aggregate       Cut-Off        Weighted         Weighted
                           Mortgage      Cut-Off Principal       Cut-Off        Principal    Average Credit      Average
 Purpose                    Loans             Balance        Principal Balance   Balance         Score         Original LTV
------------------------------------------------------------------------------------------------------------------------------
Purchase                      202          $49,163,846.91          49.22%       $243,385.38        730             80.16%
Refinance-Cashout             104           29,483,718.37          29.52         283,497.29        702             68.63
Refinance-Rate/Term            76           21,236,596.17          21.26         279,428.90        728             74.16
------------------------------------------------------------------------------------------------------------------------------
Total:                        382          $99,884,161.45         100.00%       $261,476.86        722             75.48%
==============================================================================================================================




Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------


                   Geographical Distribution of the Mortgaged
                  Properties of the Group 1 Mortgage Loans (1)



-----------------------------------------------------------------------------------------------------------------------------
                                                                 Percent of
                                                                  Aggregate       Average
                            Number Of          Aggregate           Cut-Off        Cut-Off        Weighted        Weighted
                            Mortgage        Cut-Off Principal     Principal      Principal    Average Credit     Average
 Geographic Area             Loans             Balance            Balance        Balance          Score       Original LTV
--------------------------------------------------------------------------------------------------------------------------
Alabama                          2              $416,308.85           0.42%     $208,154.43         730           82.95%
Arizona                         19             4,010,334.39           4.01       211,070.23         719           83.04
California                     103            36,188,263.95          36.23       351,342.37         722           71.22
Colorado                         5               969,450.80           0.97       193,890.16         732           78.23
Connecticut                      1               408,000.00           0.41       408,000.00         665           78.46
Dist. of Columbia                5             1,781,534.74           1.78       356,306.95         741           80.49
Florida                         72            15,131,715.45          15.15       210,162.71         715           78.30
Georgia                          7             1,699,544.75           1.70       242,792.11         722           67.88
Hawaii                           3             1,551,200.00           1.55       517,066.67         730           80.00
Idaho                            8             1,739,393.84           1.74       217,424.23         732           79.87
Illinois                        10             2,775,749.79           2.78       277,574.98         717           76.10
Indiana                          1               111,814.12           0.11       111,814.12         754           80.00
Kansas                           1               220,866.15           0.22       220,866.15         705           72.61
Louisiana                        1               158,849.84           0.16       158,849.84         748           80.00
Maine                            1               150,000.00           0.15       150,000.00         697           50.85
Maryland                        13             3,204,290.56           3.21       246,483.89         689           74.51
Massachusetts                    5             1,676,133.81           1.68       335,226.76         726           67.32
Michigan                         7             1,134,593.13           1.14       162,084.73         712           81.01
Minnesota                        3               591,575.33           0.59       197,191.78         701           81.29
Missouri                         7             1,451,241.87           1.45       207,320.27         742           76.27
Nevada                          12             3,485,125.07           3.49       290,427.09         744           74.29
New Hampshire                    1               281,524.82           0.28       281,524.82         722           78.33
New Jersey                      10             2,627,888.29           2.63       262,788.83         704           81.63
New Mexico                       1               140,400.00           0.14       140,400.00         706           80.00
New York                        10             2,304,973.31           2.31       230,497.33         715           77.03
North Carolina                   6             1,162,424.81           1.16       193,737.47         725           82.60
Ohio                             3               521,442.05           0.52       173,814.02         688           81.72
Oklahoma                         2               240,400.00           0.24       120,200.00         699           80.00
Oregon                           5             1,042,011.75           1.04       208,402.35         722           77.79
Pennsylvania                     3               545,781.84           0.55       181,927.28         753           81.15
Rhode Island                     3               635,579.21           0.64       211,859.74         728           79.97
South Carolina                   8             1,380,119.55           1.38       172,514.94         734           74.90
Texas                           12             2,485,452.23           2.49       207,121.02         758           82.37
Utah                             1               164,000.00           0.16       164,000.00         776           80.00
Virginia                        13             3,315,905.08           3.32       255,069.62         716           77.13
Washington                      15             3,708,380.63           3.71       247,225.38         726           77.32
Wisconsin                        3               471,891.44           0.47       157,297.15         749           82.75
--------------------------------------------------------------------------------------------------------------------------
Total:                         382           $99,884,161.45         100.00%     $261,476.86         722           75.48%
==========================================================================================================================


(1) As of the Cut-off Date, no more than approximately 1.42% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------


   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)



-----------------------------------------------------------------------------------------------------------------------------
                                                                   Percent of
                                                                   Aggregate      Average
                                Number Of        Aggregate          Cut-Off       Cut-Off       Weighted        Weighted
  Current Mortgage Loan         Mortgage      Cut-Off Principal     Principal     Principal   Average Credit      Average
  Principal Balances ($)         Loans            Balance           Balance       Balance         Score       Original LTV
-----------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                   1              $49,952.56          0.05%       $49,952.56        713            80.00%
50,000.01 - 100,000.00            20            1,596,191.74           1.6         79,809.59        727            71.16
100,000.01 - 150,000.00           58            7,509,107.04          7.52        129,467.36        724            76.06
150,000.01 - 200,000.00           68           11,851,649.74         11.87        174,288.97        723            77.54
200,000.01 - 250,000.00           56           12,651,427.17         12.67        225,918.34        720            77.79
250,000.01 - 300,000.00           51           14,197,880.68         14.21        278,389.82        727            75.75
300,000.01 - 350,000.00           34           11,018,687.79         11.03        324,079.05        717            74.16
350,000.01 - 400,000.00           49           18,526,496.04         18.55        378,091.76        722            74.74
400,000.01 - 450,000.00           24           10,068,519.48         10.08        419,521.65        723            71.44
450,000.01 - 500,000.00            5            2,421,552.20          2.42        484,310.44        716            78.21
500,000.01 - 550,000.00            3            1,574,805.73          1.58        524,935.24        702            80.00
550,000.01 - 600,000.00            5            2,852,311.18          2.86        570,462.24        751            76.80
600,000.01 - 650,000.00            4            2,548,493.58          2.55        637,123.40        684            74.53
700,000.01 - 750,000.00            2            1,477,000.00          1.48        738,500.00        715            71.74
750,000.01 - 800,000.00            2            1,540,086.52          1.54        770,043.26        718            78.26
-----------------------------------------------------------------------------------------------------------------------------
Total:                            382         $99,884,161.45        100.00%      $261,476.86        722            75.48%
=============================================================================================================================


(1) As of the Cut-off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $261,477.





Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------


        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)


--------------------------------------------------------------------------------------------------------------------------
                                                                Percent of      Average
                          Number Of          Aggregate           Aggregate      Cut-Off        Weighted        Weighted
 Original Loan-To-         Mortgage      Cut-Off Principal       Cut-Off       Principal    Average Credit     Average
  Value Ratios (%)          Loans            Balance         Principal Balance  Balance         Score        Original LTV
--------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                 2            $309,896.32            0.31%       $154,948.16        638            18.62%
20.01 - 25.00                 1             309,000.00            0.31         309,000.00        674            22.78
25.01 - 30.00                 2             229,253.05            0.23         114,626.53        689            27.26
30.01 - 35.00                 1             129,559.36            0.13         129,559.36        709            33.34
35.01 - 40.00                 5             865,454.17            0.87         173,090.83        750            36.68
40.01 - 45.00                 2             575,324.46            0.58         287,662.23        743            43.10
45.01 - 50.00                10           2,645,170.58            2.65         264,517.06        709            47.91
50.01 - 55.00                 5           1,367,472.75            1.37         273,494.55        753            52.54
55.01 - 60.00                14           4,445,882.81            4.45         317,563.06        724            58.00
60.01 - 65.00                15           4,508,976.01            4.51         300,598.40        707            62.99
65.01 - 70.00                31           8,836,816.16            8.85         285,058.59        721            68.70
70.01 - 75.00                37          10,751,761.15           10.76         290,588.14        729            73.66
75.01 - 80.00               186          49,104,029.72           49.16         264,000.16        723            79.70
80.01 - 85.00                19           4,331,188.11            4.34         227,957.27        700            84.00
85.01 - 90.00                39           8,565,131.14            8.58         219,618.75        718            89.39
90.01 - 95.00                12           2,785,645.66            2.79         232,137.14        734            94.97
95.01 - 100.00                1             123,600.00            0.12         123,600.00        745           100.00
--------------------------------------------------------------------------------------------------------------------------
Total:                      382         $99,884,161.45          100.00%       $261,476.86        722            75.48%
==========================================================================================================================



(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 75.48%.





Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------


        Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)


-------------------------------------------------------------------------------------------------------------------------
                                                             Percent of       Average
                           Number Of       Aggregate          Aggregate       Cut-Off        Weighted        Weighted
  Current Mortgage         Mortgage         Cut-Off            Cut-Off        Principal    Average Credit     Average
  Interest Rates (%)         Loans       Principal Balance  Principal Balance  Balance         Score        Original LTV
-------------------------------------------------------------------------------------------------------------------------
4.751 - 5.000                 2            $418,690.54           0.42%       $209,345.27         697            61.63%
5.001 - 5.250                 8           2,018,217.69           2.02         252,277.21         719            65.30
5.251 - 5.500                17           4,114,930.09           4.12         242,054.71         717            66.56
5.501 - 5.750                 7           2,039,991.00           2.04         291,427.29         721            75.98
5.751 - 6.000                25           6,342,184.44           6.35         253,687.38         728            73.07
6.001 - 6.250                41          12,023,981.13          12.04         293,267.83         727            74.95
6.251 - 6.500                98          26,525,129.03          26.56         270,664.58         719            75.16
6.501 - 6.750                62          13,801,637.33          13.82         222,607.05         715            76.35
6.751 - 7.000                53          14,571,655.04          14.59         274,936.89         730            79.75
7.001 - 7.250                27           7,488,284.29           7.50         277,343.86         709            75.77
7.251 - 7.500                21           6,125,621.51           6.13         291,696.26         731            76.12
7.501 - 7.750                11           2,322,602.27           2.33         211,145.66         737            80.39
7.751 - 8.000                 5           1,297,758.40           1.30         259,551.68         703            73.56
8.001 - 8.250                 3             563,028.69           0.56         187,676.23         708            76.06
8.251 - 8.500                 1             167,450.00           0.17         167,450.00         732            85.00
8.501 - 8.750                 1              63,000.00           0.06          63,000.00         705            90.00
-------------------------------------------------------------------------------------------------------------------------
Total:                      382         $99,884,161.45         100.00%       $261,476.86         722            75.48%
=========================================================================================================================


(1) As of the Cut-off Date, the weighted average current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 6.579% per annum.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------


                Gross Margins of the Group 1 Mortgage Loans (1)


-------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                                                             Aggregate        Average
                           Number Of       Aggregate          Cut-Off         Cut-Off         Weighted        Weighted
                           Mortgage         Cut-Off          Principal       Principal        Average         Average
  Gross Margin (%)          Loans       Principal Balance      Balance        Balance       Credit Score    Original LTV
-------------------------------------------------------------------------------------------------------------------------
1.501 - 1.750                 1            $241,700.00          0.24%       $241,700.00          694            72.15%
1.751 - 2.000                 1             385,436.00          0.39         385,436.00          808            80.00
2.001 - 2.250                14          55,710,218.37         55.77         260,328.12          718            72.95
2.501 - 2.750               155          39,984,791.18         40.03         257,966.39          726            79.33
2.751 - 3.000                11           3,562,015.90          3.57         323,819.63          715            71.55
Total:                      382         $99,884,161.45        100.00%       $261,476.86          722            75.48%
=========================================================================================================================

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 1 Mortgage Loans is expected to be approximately 2.474% per annum.


                 Rate Ceilings of the Group 1 Mortgage Loans (1)


---------------------------------------------------------------------------------------------------------------------------
                                                              Percent of        Average
                           Number Of        Aggregate          Aggregate        Cut-Off        Weighted         Weighted
                           Mortgage          Cut-Off           Cut-Off         Principal     Average Credit      Average
  Rate Ceilings (%)         Loans      Principal Balance  Principal Balance     Balance           Score        Original LTV
---------------------------------------------------------------------------------------------------------------------------
 9.751 - 10.000                2            $418,690.54          0.42%         $209,345.27          697            61.63%
10.001 - 10.250                8           2,018,217.69          2.02           252,277.21          719            65.30
10.251 - 10.500               17           4,114,930.09          4.12           242,054.71          717            66.56
10.501 - 10.750                7           2,039,991.00          2.04           291,427.29          721            75.98
10.751 - 11.000               25           6,342,184.44          6.35           253,687.38          728            73.07
11.001 - 11.250               40          11,840,631.13         11.85           296,015.78          727            74.64
11.251 - 11.500               92          24,448,892.65         24.48           265,748.83          719            75.19
11.501 - 11.750               62          13,801,637.33         13.82           222,607.05          715            76.35
11.751 - 12.000               51          14,281,060.47         14.30           280,020.79          732            79.72
12.001 - 12.250               22           6,026,674.88          6.03           273,939.77          704            77.53
12.251 - 12.500               22           6,482,708.43          6.49           294,668.57          723            76.40
12.501 - 12.750               11           2,322,602.27          2.33           211,145.66          737            80.39
12.751 - 13.000                9           2,070,850.35          2.07           230,094.48          710            76.12
13.001 - 13.250                6           1,545,013.10          1.55           257,502.18          727            73.17
13.251 - 13.500                4           1,327,802.08          1.33           331,950.52          732            72.06
13.501 - 13.750                2             179,025.00          0.18            89,512.50          744            70.56
13.751 - 14.000                1             318,000.00          0.32           318,000.00          713            75.00
14.001 - 14.250                1             305,250.00          0.31           305,250.00          713            75.00
---------------------------------------------------------------------------------------------------------------------------
Total:                       382         $99,884,161.45        100.00%         $261,476.86          722            75.48%
===========================================================================================================================

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 11.643% per annum.




Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------

          First Rate Adjustment Date of the Group 1 Mortgage Loans (1)


-----------------------------------------------------------------------------------------------------------------------
                                                            Percent of       Average
                          Number Of        Aggregate         Aggregate       Cut-Off       Weighted         Weighted
    First Rate            Mortgage          Cut-Off           Cut-Off       Principal    Average Credit     Average
  Adjustment Date          Loans       Principal Balance Principal Balance   Balance         Score        Original LTV
-----------------------------------------------------------------------------------------------------------------------
July 1, 2006                 1           $385,436.00           0.39%       $385,436.00        808             80.00%
April 1, 2007                1            575,061.18           0.58         575,061.18        748             80.00
May 1, 2007                  1            241,700.00           0.24         241,700.00        694             72.15
November 1, 2007             1            327,616.20           0.33         327,616.20        734             50.00
December 1, 2007             1            256,145.72           0.26         256,145.72        728             67.11
February 1, 2008             1            371,968.70           0.37         371,968.70        725             67.12
March 1, 2008                1            257,416.37           0.26         257,416.37        743             45.83
September 1, 2008            1            279,654.20           0.28         279,654.20        671             56.73
July 1, 2009                 2            369,639.15           0.37         184,819.58        708             50.05
August 1, 2009               3            426,581.91           0.43         142,193.97        717             67.94
September 1, 2009            4          1,110,387.49           1.11         277,596.87        700             86.48
October 1, 2009             15          4,438,280.88           4.44         295,885.39        720             71.49
November 1, 2009             1            378,300.00           0.38         378,300.00        788             70.71
January 1, 2010              1            118,400.00           0.12         118,400.00        754             80.00
March 1, 2010                5            917,807.64           0.92         183,561.53        703             74.22
April 1, 2010                1            337,061.99           0.34         337,061.99        712             75.00
June 1, 2010                 3            754,593.09           0.76         251,531.03        705             54.49
July 1, 2010                 5          1,150,998.98           1.15         230,199.80        722             76.73
August 1, 2010               1             99,954.17           0.10          99,954.17        761             35.09
September 1, 2010            1            206,655.33           0.21         206,655.33        702             80.00
October 1, 2010              1            124,560.00           0.12         124,560.00        755             80.00
November 1, 2010             1            341,000.00           0.34         341,000.00        788             80.00
December 1, 2010             1            150,000.00           0.15         150,000.00        697             50.85
March 1, 2011                1            211,141.53           0.21         211,141.53        744             80.00
August 1, 2011               1            231,920.00           0.23         231,920.00        707             80.00
September 1, 2011            7          1,207,738.12           1.21         172,534.02        735             86.68
October 1, 2011             25          5,727,797.92           5.73         229,111.92        738             82.05
November 1, 2011            23          6,968,778.14           6.98         302,990.35        721             76.85
December 1, 2011            31          8,707,056.09           8.72         280,872.78        705             76.01
January 1, 2012             17          4,508,000.00           4.51         265,176.47        732             69.37
February 1, 2013             2            668,693.73           0.67         334,346.87        680             80.00
April 1, 2013                2            532,435.36           0.53         266,217.68        746             80.00
September 1, 2013            3            701,586.88           0.70         233,862.29        751             80.64
October 1, 2013             31          8,845,834.33           8.86         285,349.49        734             77.92
November 1, 2013            21          5,720,938.45           5.73         272,425.64        734             80.86
December 1, 2013            13          2,954,869.61           2.96         227,297.66        724             81.99
January 1, 2014              2            582,000.00           0.58         291,000.00        754             75.32
July 1, 2015                 2            388,966.94           0.39         194,483.47        752             85.92
August 1, 2015               1            161,600.00           0.16         161,600.00        719             80.00
September 1, 2015            3            598,193.94           0.60         199,397.98        743             73.69

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------




November 1, 2015             4          1,039,463.23           1.04         259,865.81        681             80.00
December 1, 2015             2          1,287,993.58           1.29         643,996.79        678             79.87
January 1, 2016             22          4,095,576.31           4.10         186,162.56        715             75.22
February 1, 2016            72         20,066,961.35          20.09         278,707.80        719             71.40
March 1, 2016               19          4,248,398.32           4.25         223,599.91        718             69.84
August 1, 2016               2            621,500.00           0.62         310,750.00        746             82.39
September 1, 2016            6            924,367.02           0.93         154,061.17        741             72.22
October 1, 2016              4          1,429,606.10           1.43         357,401.53        692             82.78
November 1, 2016             8          2,167,355.75           2.17         270,919.47        706             87.79
December 1, 2016             4          1,525,769.75           1.53         381,442.44        705             72.94
January 1, 2017              1            140,400.00           0.14         140,400.00        706             80.00
-----------------------------------------------------------------------------------------------------------------------
Total:                     382        $99,884,161.45         100.00%       $261,476.86        722             75.48%
=======================================================================================================================

 (1) As of the Cut-off Date, the weighted average months to the first Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 79 months.


                Remaining Terms of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------------------------------------------
                                                           Percent of      Average
                       Number Of        Aggregate          Aggregate       Cut-Off        Weighted        Weighted
 Remaining Term        Mortgage          Cut-Off            Cut-Off       Principal    Average Credit      Average
   (Months)             Loans       Principal Balance  Principal Balance   Balance         Score        Original LTV
--------------------------------------------------------------------------------------------------------------------
281 - 300                  2            $627,136.00          0.63%       $313,568.00        764             76.97%
301 - 320                  5           1,492,801.19          1.49         298,560.24        720             57.74
321 - 340                 12           2,325,528.18          2.33         193,794.02        708             70.02
341 - 360                347          91,815,034.65         91.92         264,596.64        721             75.87
over 361                  16           3,623,661.43          3.63         226,478.84        729             76.19
--------------------------------------------------------------------------------------------------------------------
Total:                   382         $99,884,161.45        100.00%       $261,476.86        722             75.48%
====================================================================================================================

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 357 months.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------



         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)


----------------------------------------------------------------------------------------------------------------------
                                                            Percent of        Average
                         Number Of          Aggregate        Aggregate        Cut-Off      Weighted         Weighted
                         Mortgage           Cut-Off           Cut-Off        Principal   Average Credit      Average
 Credit Scores            Loans       Principal Balance   Principal Balance   Balance         Score        Original LTV
----------------------------------------------------------------------------------------------------------------------
801 - 850                   12          $3,052,383.52          3.06%       $254,365.29        810            76.38%
751 - 800                   91          22,477,962.86         22.50         247,010.58        768            73.43
701 - 750                  186          48,073,634.70         48.13         258,460.40        723            78.34
651 - 700                   75          21,056,123.75         21.08         280,748.32        677            72.52
601 - 650                   18           5,224,056.62          5.23         290,225.37        634            69.40
----------------------------------------------------------------------------------------------------------------------
Total:                     382         $99,884,161.45        100.00%       $261,476.86        722            75.48%
======================================================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------



  Original Debt-to-Income Ratio of Mortgagors of the Group 1 Mortgage Loans (1)



-----------------------------------------------------------------------------------------------------------------------
                                                            Percent of       Average
                        Number Of         Aggregate          Aggregate       Cut-Off       Weighted        Weighted
 Original Debt-to-      Mortgage           Cut-Off            Cut-Off       Principal    Average Credit      Average
 Income Ratios (%)        Loans       Principal Balance  Principal Balance   Balance         Score        Original LTV
-----------------------------------------------------------------------------------------------------------------------
Not Scored                  19          $5,948,939.90          5.96%       $313,102.10        719             75.53%
 5.01 - 10.00                1             130,424.69          0.13         130,424.69        719             59.95
10.01 - 15.00                5             839,194.80          0.84         167,838.96        728             68.99
15.01 - 20.00                9           1,913,074.10          1.92         212,563.79        735             68.64
20.01 - 25.00               20           4,563,571.97          4.57         228,178.60        716             72.49
25.01 - 30.00               37           9,366,507.29          9.38         253,148.85        712             72.79
30.01 - 35.00               61          15,910,534.81         15.93         260,828.44        725             74.49
35.01 - 40.00               88          22,000,221.78         22.03         250,002.52        727             77.07
40.01 - 45.00               70          19,306,873.78         19.33         275,812.48        713             75.89
45.01 - 50.00               52          13,822,290.68         13.84         265,813.28        726             77.45
50.01 - 55.00               11           3,620,672.66          3.62         329,152.06        716             75.99
55.01 - 60.00                3             690,378.80          0.69         230,126.27        739             76.59
60.01 - 65.00                6           1,771,476.19          1.77         295,246.03        741             76.76
-----------------------------------------------------------------------------------------------------------------------
Total:                     382         $99,884,161.45        100.00%       $261,476.86        722             75.48%
=======================================================================================================================

(1) As of the Cut-off Date, the weighted average original Debt-to-Income Ratio of the Group 1 Mortgage Loans (excluding the Group 1 Mortgage Loans for which no Debt-to-Income Ratio was calculated) is expected to be approximately 38.07 %.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------



           Months Since Origination of the Group 1 Mortgage Loans (1)


---------------------------------------------------------------------------------------------------------------------
                                                          Percent of       Average
                      Number Of          Aggregate         Aggregate       Cut-Off        Weighted        Weighted
 Months Since          Mortgage           Cut-Off           Cut-Off       Principal    Average Credit      Average
 Origination            Loans       Principal Balance  Principal Balance   Balance         Score        Original LTV
-------------------------------------------------------------------------------------------------------------------
1-6                      217          $58,309,798.84         58.38%       $268,708.75        725             78.09%
7-12                      91           25,143,402.09         25.17         276,301.12        718             71.75
13 - 18                   45            9,767,451.25          9.78         217,054.47        715             74.89
19 - 24                   16            3,549,428.64          3.55         221,839.29        716             72.20
25 - 30                    6            1,251,640.29          1.25         208,606.72        719             71.15
31 - 36                    2              369,639.15          0.37         184,819.58        708             50.05
37 - 42                    1              279,654.20          0.28         279,654.20        671             56.73
43 - 48                    2              629,385.07          0.63         314,692.54        732             58.41
49 - 54                    2              583,761.92          0.58         291,880.96        731             57.51
-------------------------------------------------------------------------------------------------------------------
Total:                   382          $99,884,161.45        100.00%       $261,476.86        722             75.48%
===================================================================================================================

(1) As of the Cut-off Date, the weighted average months since origination of the Group 1 Mortgage Loans are expected to be approximately 8 months.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           Group 2 Collateral Summary
--------------------------------------------------------------------------------

Description of the Mortgage Loans
---------------------------------

The Group 2 Mortgage Loans consist of Six-Month LIBOR, One-Year CMT and One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for approximately the first 6 months, 1 year, 3 years, 5 years, 7 years, or 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 89.26% of the Group 2 Mortgage Loans require only the payment of interest until the 7th, 37th, 61st, 85th, or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and semiannually or annually thereafter. The mortgage interest rates will be indexed to Six-Month LIBOR, One-Year CMT and One-Year LIBOR will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT index will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The Six-Month and One-Year LIBOR Index is the average of the interbank offered rates for six-month and one-year U.S. dollar-denominated deposits in the London Market as published in The Wall Street Journal quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.375% to 14.000%. The effective minimum interest rate for substantially all of the Group 2 Mortgage Loans will be each Mortgage Loan's Gross Margin.

Approximately 12.12% of the Mortgage Loans provide for the payment of a prepayment premium by the related mortgagors in connection with certain prepayments.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------



                                                              Collateral Summary    Range (if applicable)
                                                              ------------------    ---------------------
Total Outstanding Loan Balance                                     $618,844,053
Total Number of Loans                                                       995
Average Loan Principal Balance                                         $621,954       $35,944 to $3,525,000
WA Gross Coupon                                                           6.464%            4.375% to 8.250%
WA FICO                                                                     719                  599 to 823
WA Original Term                                                     361 months           300 to 480 months
WA Remaining Term                                                    360 months           286 to 480 months
WA OLTV                                                                   73.53%           19.23% to 100.00%
WA DTI                                                                    37.21%             0.33% to 88.40%
WA Months to First Rate Adjustment Date                               74 months             0 to 120 months
WA Gross Margin                                                           2.398%           2.000% to 3.6250%
WA Rate Ceiling                                                          11.508%           9.375% to 14.000%
Geographic Concentration of Mortgaged Properties (Top 5    CA             55.18%
States) based on the Aggregate Stated Principal Balance    FL              8.24%
                                                           WA              3.77%
                                                           VA              3.13%
                                                           AZ              2.84%
Percentage of Mortgage Loans Covered by PMI Policies                       5.71%

Percentage of Buydown Loans                                                1.03%
-----------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------



       Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)


--------------------------------------------------------------------------------------------------------------------
                                                         Percent of
                                                         Aggregate       Average
                       Number Of        Aggregate         Cut-Off        Cut-Off        Weighted        Weighted
                       Mortgage          Cut-Off         Principal       Principal    Average Credit      Average
  Occupancy             Loans       Principal Balance     Balance         Balance         Score        Original LTV
--------------------------------------------------------------------------------------------------------------------
Primary Residence         824         $523,834,500.54       84.65%       $635,721.48         715             73.75%
Investor Property         115           49,364,642.83        7.98         429,257.76         736             71.96
Second Home                56           45,644,909.37        7.38         815,087.67         740             72.74
--------------------------------------------------------------------------------------------------------------------
Total:                    995         $618,844,052.74      100.00%       $621,953.82         719             73.53%
====================================================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Group 2 Mortgage Loan.


                  Property Types of the Group 2 Mortgage Loans


-----------------------------------------------------------------------------------------------------------------------------
                                                                 Percent of
                                                                 Aggregate      Average
                             Number Of         Aggregate          Cut-Off       Cut-Off        Weighted        Weighted
                             Mortgage      Cut-Off Principal     Principal      Principal    Average Credit     Average
  Property Type               Loans             Balance            Balance      Balance          Score        Original LTV
-----------------------------------------------------------------------------------------------------------------------------
Single Family Residence        579          $379,990,119.11         61.40%      $656,286.91         715           73.41%
PUD                            209           142,021,793.12         22.95        679,530.11         729           71.38
Condominium                    177            79,313,667.90         12.82        448,099.82         723           77.17
2-Family                        22            13,271,016.86          2.14        603,228.04         703           76.70
3-Family                         4             1,875,779.62          0.30        468,944.91         687           79.56
4-Family                         2             1,199,597.13          0.19        599,798.57         737           72.42
Cooperative                      2             1,172,079.00          0.19        586,039.50         765           84.23
-----------------------------------------------------------------------------------------------------------------------------
Total:                         995          $618,844,052.74        100.00%      $621,953.82         719           73.53%
=============================================================================================================================


               Mortgage Loan Purpose of the Group 2 Mortgage Loans



--------------------------------------------------------------------------------------------------------------------------
                                                              Percent of
                                                               Aggregate       Average
                             Number Of        Aggregate         Cut-Off        Cut-Off        Weighted        Weighted
                             Mortgage     Cut-Off Principal    Principal       Principal    Average Credit     Average
  Purpose                     Loans            Balance          Balance        Balance          Score        Original LTV
--------------------------------------------------------------------------------------------------------------------------
Purchase                      473         $251,687,560.37        40.67%        $532,109.01        724             78.15%
Refinance-Cashout             293          200,911,355.09        32.47          685,704.28        713             69.93
Refinance-Rate/Term           229          166,245,137.28        26.86          725,961.30        718             70.90
--------------------------------------------------------------------------------------------------------------------------
Total:                        995         $618,844,052.74       100.00%        $621,953.82        719             73.53%
==========================================================================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------


                   Geographical Distribution of the Mortgaged
                  Properties of the Group 2 Mortgage Loans (1)


-----------------------------------------------------------------------------------------------------------------------------
                                                              Percent of
                                                               Aggregate       Average
                             Number Of        Aggregate         Cut-Off        Cut-Off        Weighted        Weighted
                             Mortgage     Cut-Off Principal    Principal       Principal    Average Credit     Average
  Geographic Area             Loans            Balance          Balance        Balance          Score        Original LTV
---------------------------------------------------------------------------------------------------------------------------
Alabama                          1              $397,000.00        0.06%       $397,000.00         618           44.11%
Arizona                         34            17,549,212.33        2.84         516,153.30         719           72.65
California                     502           341,496,493.60       55.18         680,271.90         720           73.31
Colorado                        12             7,004,776.41        1.13         583,731.37         738           62.29
Connecticut                     10             6,179,610.84        1.00         617,961.08         708           72.07
Delaware                         3             1,064,858.11        0.17         354,952.70         732           75.64
Dist. of Columbia                4             2,437,900.00        0.39         609,475.00         707           72.78
Florida                        107            50,963,264.49        8.24         476,292.19         714           74.33
Georgia                          8             3,335,087.13        0.54         416,885.89         713           78.38
Hawaii                           7             5,814,799.30        0.94         830,685.61         705           73.45
Idaho                            3             1,468,400.00        0.24         489,466.67         730           54.88
Illinois                        24            13,906,104.46        2.25         579,421.02         696           75.24
Indiana                          2             2,735,000.00        0.44       1,367,500.00         663           70.05
Kentucky                         2               761,572.84        0.12         380,786.42         806           85.62
Louisiana                        2               283,200.00        0.05         141,600.00         644           80.00
Maine                            1             1,097,161.55        0.18       1,097,161.55         736           78.68
Maryland                        30            16,640,602.87        2.69         554,686.76         717           77.97
Massachusetts                   17             9,946,631.35        1.61         585,095.96         706           72.38
Michigan                         5             3,251,794.33        0.53         650,358.87         694           74.79
Minnesota                        9             4,836,180.29        0.78         537,353.37         712           77.39
Mississippi                      1               143,010.20        0.02         143,010.20         696           80.00
Missouri                         3               939,933.60        0.15         313,311.20         720           72.33
Montana                          2             1,120,000.00        0.18         560,000.00         751           71.25
Nevada                          26            15,180,959.09        2.45         583,883.04         710           76.01
New Hampshire                    5             3,215,941.36        0.52         643,188.27         748           67.40
New Jersey                      16             8,803,730.59        1.42         550,233.16         725           80.95
New York                        24            13,359,635.63        2.16         556,651.48         702           77.10
North Carolina                  13             9,365,751.53        1.51         720,442.43         740           66.49
Ohio                             5             1,449,040.84        0.23         289,808.17         693           82.60
Oregon                           9             7,187,284.26        1.16         798,587.14         739           73.55
Pennsylvania                     7             3,543,195.28        0.57         506,170.75         742           66.97
Rhode Island                     2             1,390,000.00        0.22         695,000.00         746           71.91
South Carolina                   6             3,068,441.26        0.50         511,406.88         734           65.16
Tennessee                        5             3,182,675.20        0.51         636,535.04         715           63.94
Texas                           11             8,563,992.59        1.38         778,544.78         722           68.01
Utah                             4             2,766,500.00        0.45         691,625.00         702           68.63
Vermont                          2               700,600.00        0.11         350,300.00         719           84.44
Virginia                        29            19,369,716.95        3.13         667,921.27         717           75.97
Washington                      41            23,348,994.46        3.77         569,487.67         730           75.96
Wisconsin                        1               975,000.00        0.16         975,000.00         662           73.86
---------------------------------------------------------------------------------------------------------------------------
Total:                         995          $618,844,052.74      100.00%       $621,953.82         719           73.53%
===========================================================================================================================

(1) As of the Cut-off Date, no more than approximately 0.89% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------


   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)


---------------------------------------------------------------------------------------------------------------------------
                                                               Percent of
                                                               Aggregate        Average
                             Number Of        Aggregate         Cut-Off         Cut-Off        Weighted        Weighted
Current Mortgage Loan         Mortgage     Cut-Off Principal    Principal       Principal    Average Credit     Average
Principal Balances ($)         Loans            Balance          Balance        Balance          Score        Original LTV
---------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                   1            $35,943.65        0.01%        $35,943.65          623            90.00%
50,000.01 - 100,000.00            12          1,044,692.86        0.17          87,057.74          713            68.15
100,000.01 - 150,000.00           35          4,557,218.55        0.74         130,206.24          709            78.23
150,000.01 - 200,000.00           40          6,937,468.63        1.12         173,436.72          705            82.91
200,000.01 - 250,000.00           21          4,636,103.24        0.75         220,766.82          702            80.54
250,000.01 - 300,000.00           27          7,220,805.88        1.17         267,437.25          694            82.46
300,000.01 - 350,000.00           16          5,240,499.69        0.85         327,531.23          701            84.62
350,000.01 - 400,000.00           24          9,180,196.45        1.48         382,508.19          695            84.55
400,000.01 - 450,000.00           94         40,745,057.26        6.58         433,458.06          714            75.89
450,000.01 - 500,000.00          141         67,333,143.02       10.88         477,540.02          714            75.26
500,000.01 - 550,000.00          132         69,737,342.76       11.27         528,313.20          724            76.46
550,000.01 - 600,000.00           80         46,292,081.17        7.48         578,651.01          719            75.02
600,000.01 - 650,000.00           64         40,325,056.71        6.52         630,079.01          718            74.05
650,000.01 - 700,000.00           51         34,688,229.04        5.61         680,161.35          722            73.74
700,000.01 - 750,000.00           40         29,183,268.17        4.72         729,581.70          718            75.28
750,000.01 - 800,000.00           39         30,240,188.37        4.89         775,389.45          715            73.77
800,000.01 - 850,000.00           24         19,854,752.00        3.21         827,281.33          717            73.72
850,000.01 - 900,000.00           16         14,090,931.34        2.28         880,683.21          726            71.52
900,000.01 - 950,000.00           19         17,592,325.70        2.84         925,911.88          730            70.64
950,000.01 - 1,000,000.00         37         36,773,207.48        5.94         993,870.47          717            69.82
1,000,000.01 - 1,500,000.00       46         58,462,300.14        9.45       1,270,919.57          711            70.86
1,500,000.01 - 2,000,000.00       21         37,425,840.63        6.05       1,782,182.89          734            64.40
2,000,000.01 - 2,500,000.00       11         25,736,000.00        4.16       2,339,636.36          731            69.91
2,500,000.01 - 3,000,000.00        3          7,986,400.00        1.29       2,662,133.33          752            59.80
Over 3,000,000.01                  1          3,525,000.00        0.57       3,525,000.00          751            74.78
---------------------------------------------------------------------------------------------------------------------------
Total:                           995       $618,844,052.74      100.00%       $621,953.82          719            73.53%
===========================================================================================================================



(1) As of the Cut-off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $621,954.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------



         Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)


-----------------------------------------------------------------------------------------------------------------------
                                                           Percent of
                                                           Aggregate        Average
                         Number Of        Aggregate         Cut-Off         Cut-Off        Weighted        Weighted
Original Loan-To-        Mortgage     Cut-Off Principal    Principal       Principal    Average Credit     Average
Value Ratios (%)           Loans            Balance          Balance        Balance          Score        Original LTV
-----------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                 1             $99,970.31          0.02%      $99,970.31         738            19.23%
20.01 - 25.00                 2           1,278,600.00          0.21       639,300.00         781            22.88
30.01 - 35.00                 8           6,252,500.04          1.01       781,562.51         721            33.31
35.01 - 40.00                 6           4,169,223.54          0.67       694,870.59         722            38.43
40.01 - 45.00                14          10,303,840.41          1.67       735,988.60         720            43.37
45.01 - 50.00                15          13,937,903.97          2.25       929,193.60         739            47.79
50.01 - 55.00                15          14,716,036.73          2.38       981,069.12         728            52.92
55.01 - 60.00                51          38,079,633.24          6.15       746,659.48         718            58.38
60.01 - 65.00                31          24,572,432.00          3.97       792,659.10         720            63.33
65.01 - 70.00                98          75,272,042.90         12.16       768,082.07         718            68.64
70.01 - 75.00               105          77,047,558.28         12.45       733,786.27         721            73.83
75.01 - 80.00               544         312,016,777.72         50.42       573,560.25         719            79.56
80.01 - 85.00                 9           4,933,731.86          0.80       548,192.43         707            83.87
85.01 - 90.00                51          20,391,911.35          3.30       399,841.40         699            89.59
90.01 - 95.00                38          11,251,594.30          1.82       296,094.59         688            94.42
95.01 - 100.00                7           4,520,296.09          0.73       645,756.58         759           100.00
-----------------------------------------------------------------------------------------------------------------------
Total:                      995        $618,844,052.74        100.00%     $621,953.82         719            73.53%
=======================================================================================================================

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 73.53%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------



        Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)


----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                                                             Aggregate        Average
                           Number Of        Aggregate         Cut-Off         Cut-Off        Weighted        Weighted
Current Mortgage           Mortgage     Cut-Off Principal    Principal       Principal    Average Credit     Average
Interest Rates (%)          Loans            Balance          Balance        Balance          Score        Original LTV
----------------------------------------------------------------------------------------------------------------------------
4.251 - 4.500                  1            $145,060.04         0.02%        $145,060.04            0            34.61%
4.751 - 5.000                  5           3,013,771.53         0.49          602,754.31          737            75.07
5.001 - 5.250                  7           4,092,403.39         0.66          584,629.06          742            72.12
5.251 - 5.500                 17          10,485,916.33         1.69          616,818.61          726            74.43
5.501 - 5.750                 28          17,927,991.14         2.90          640,285.40          724            66.54
5.751 - 6.000                105          65,551,687.41        10.59          624,301.78          728            71.44
6.001 - 6.250                192         130,573,596.58        21.10          680,070.82          727            72.35
6.251 - 6.500                249         156,079,180.67        25.22          626,824.02          721            74.46
6.501 - 6.750                164         110,147,551.60        17.80          671,631.41          716            72.43
6.751 - 7.000                110          63,932,494.52        10.33          581,204.50          704            76.79
7.001 - 7.250                 45          20,324,027.94         3.28          451,645.07          715            78.85
7.251 - 7.500                 40          22,082,393.64         3.57          552,059.84          696            73.55
7.501 - 7.750                 25          10,752,850.83         1.74          430,114.03          686            78.64
7.751 - 8.000                  4           2,267,337.17         0.37          566,834.29          733            78.91
8.001 - 8.250                  3           1,467,789.95         0.24          489,263.32          707            79.21
----------------------------------------------------------------------------------------------------------------------------
Total:                       995        $618,844,052.74       100.00%        $621,953.82          719            73.53%
============================================================================================================================

(1) As of the Cut-off Date, the weighted average current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 6.464% per annum.



                 Gross Margins of the Group 2 Mortgage Loans (1)



-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                                                             Aggregate        Average
                           Number Of        Aggregate         Cut-Off         Cut-Off        Weighted        Weighted
                           Mortgage     Cut-Off Principal    Principal       Principal    Average Credit     Average
Gross Margin (%)            Loans            Balance          Balance        Balance          Score        Original LTV
-----------------------------------------------------------------------------------------------------------------------------
1.751 - 2.000                  6          $6,064,759.11         0.98%      $1,010,793.19          735             50.47%
2.001 - 2.250                657         426,660,616.90        68.94          649,407.33          719             73.34
2.251 - 2.500                  7           5,876,373.46         0.95          839,481.92          710             77.93
2.501 - 2.750                292         159,603,287.24        25.79          546,586.60          722             74.70
2.751 - 3.000                 26          16,542,146.89         2.67          636,236.42          708             72.86
3.001 - 3.250                  5           3,273,500.00         0.53          654,700.00          646             79.07
3.251 - 3.500                  1             545,000.00         0.09          545,000.00          636             72.67
3.501 - 3.750                  1             278,369.14         0.04          278,369.14          599             94.98
-----------------------------------------------------------------------------------------------------------------------------
Total:                       995        $618,844,052.74       100.00%        $621,953.82          719             73.53%
=============================================================================================================================


(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 2 Mortgage Loans is expected to be approximately 2.398% per annum.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------


                 Rate Ceilings of the Group 2 Mortgage Loans (1)



--------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                                                             Aggregate        Average
                           Number Of        Aggregate         Cut-Off         Cut-Off        Weighted        Weighted
                           Mortgage     Cut-Off Principal    Principal       Principal    Average Credit     Average
Rate Ceilings (%)           Loans            Balance          Balance        Balance          Score        Original LTV
--------------------------------------------------------------------------------------------------------------------------
9.251 - 9.500                  1            $145,060.04         0.02%        $145,060.04             0             34.61%
9.751 - 10.000                 5           3,013,771.53         0.49          602,754.31           737             75.07
10.001 - 10.250                5           2,880,041.39         0.47          576,008.28           751             68.81
10.251 - 10.500               16           9,920,125.61         1.60          620,007.85           726             74.24
10.501 - 10.750               24          15,552,334.15         2.51          648,013.92           727             66.08
10.751 - 11.000              101          63,654,705.59        10.29          630,244.61           728             71.72
11.001 - 11.250              187         127,367,592.08        20.58          681,110.12           726             72.41
11.251 - 11.500              246         154,814,374.85        25.02          629,326.73           721             74.40
11.501 - 11.750              161         106,509,708.59        17.21          661,550.99           715             72.24
11.751 - 12.000              110          63,206,016.22        10.21          574,600.15           706             76.37
12.001 - 12.250               49          23,513,456.33         3.80          479,866.46           719             77.50
12.251 - 12.500               40          21,228,841.01         3.43          530,721.03           697             74.25
12.501 - 12.750               31          15,736,150.83         2.54          507,617.77           700             78.33
12.751 - 13.000                8           4,683,797.29         0.76          585,474.66           692             76.39
13.001 - 13.250                6           2,696,728.06         0.44          449,454.68           735             81.04
13.251 - 13.500                2           1,599,149.17         0.26          799,574.59           690             71.66
13.501 - 13.750                1           1,030,200.00         0.17        1,030,200.00           694             60.00
13.751 - 14.000                2           1,292,000.00         0.21          646,000.00           747             78.09
--------------------------------------------------------------------------------------------------------------------------
Total:                       995        $618,844,052.74       100.00%        $621,953.82           719             73.53%
==========================================================================================================================

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 11.508% per annum.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------


          First Rate Adjustment Date of the Group 2 Mortgage Loans (1)


-------------------------------------------------------------------------------------------------------------------------
                                                            Percent of       Average
                          Number Of        Aggregate         Aggregate       Cut-Off                         Weighted
  First Rate              Mortgage         Cut-Off           Cut-Off         Principal    Weighted Average   Average
  Adjustment Date          Loans       Principal Balance  Principal Balance  Balance      Credit Score     Original LTV
-------------------------------------------------------------------------------------------------------------------------
May 1, 2006                   2          $1,087,913.61           0.18%       $543,956.81         722            72.13%
July 1, 2006                  1             680,000.00           0.11         680,000.00         780            77.27
September 1, 2006             1             234,729.79           0.04         234,729.79         803            80.00
December 1, 2006              2             725,181.76           0.12         362,590.88         724            80.00
March 1, 2007                 1             471,484.30           0.08         471,484.30         804            80.00
May 1, 2007                   1             584,707.76           0.09         584,707.76         677            80.00
August 1, 2009                1             274,000.00           0.04         274,000.00         695            94.48
September 1, 2009             1             910,000.00           0.15         910,000.00         703            70.00
October 1, 2009              16           9,889,533.20           1.60         618,095.83         734            69.64
November 1, 2009             13           7,017,002.12           1.13         539,769.39         706            77.34
December 1, 2009              4           2,087,088.50           0.34         521,772.13         709            79.27
January 1, 2010               7           5,540,840.00           0.90         791,548.57         746            75.59
May 1, 2010                   4             804,992.31           0.13         201,248.08         712            83.19
July 1, 2010                  1             145,060.04           0.02         145,060.04         N/A            34.61
September 1, 2010             1             381,803.77           0.06         381,803.77         N/A            90.00
November 1, 2010              1             569,427.00           0.09         569,427.00         671            95.00
February 1, 2011              1             420,000.00           0.07         420,000.00         661            86.60
April 1, 2011                 2             641,864.34           0.10         320,932.17         668            87.74
June 1, 2011                  3           2,049,810.42           0.33         683,270.14         683            69.94
July 1, 2011                  2             864,450.00           0.14         432,225.00         764            86.86
August 1, 2011                7          12,260,201.87           1.98       1,751,457.41         751            61.77
September 1, 2011             4           2,888,965.47           0.47         722,241.37         661            68.20
October 1, 2011              59          33,473,601.09           5.41         567,349.17         721            71.09
November 1, 2011             75          51,046,840.95           8.25         680,624.55         701            69.60
December 1, 2011            123          83,654,514.14          13.52         680,118.00         713            74.97
January 1, 2012              60          43,093,849.00           6.96         718,230.82         717            74.80
April 1, 2013                 1             425,119.58           0.07         425,119.58         669            74.26
August 1, 2013                1             310,000.00           0.05         310,000.00         694           100.00
September 1, 2013             8           8,147,515.42           1.32       1,018,439.43         751            74.40
October 1, 2013              67          35,777,646.46           5.78         533,994.72         729            75.86
November 1, 2013             87          52,110,214.86           8.42         598,967.99         717            74.64
December 1, 2013            243         166,627,840.21          26.93         685,711.28         722            73.23
January 1, 2014              52          40,167,888.54           6.49         772,459.40         739            71.74
July 1, 2015                  1             185,600.00           0.03         185,600.00         654            80.00
August 1, 2015                1             143,010.20           0.02         143,010.20         696            80.00
September 1, 2015             6           1,178,204.96           0.19         196,367.49         718            80.00
October 1, 2015               1              94,785.33           0.02          94,785.33         799            80.00
November 1, 2015              5           1,302,558.51           0.21         260,511.70         686            86.56
December 1, 2015              5           1,313,412.16           0.21         262,682.43         720            68.87
January 1, 2016              20           3,739,646.61           0.60         186,982.33         695            79.39

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------




February 1, 2016             30           6,401,398.57           1.03         213,379.95         702            75.11
March 1, 2016                 8           1,885,712.75           0.30         235,714.09         700            82.63
May 1, 2016                   1             571,010.09           0.09         571,010.09         762            90.00
June 1, 2016                  1             892,845.00           0.14         892,845.00         692            58.06
July 1, 2016                  2             605,988.83           0.10         302,994.42         651            88.13
August 1, 2016                1             174,984.86           0.03         174,984.86         697            90.00
September 1, 2016             3           2,232,621.53           0.36         744,207.18         668            75.15
October 1, 2016              11           3,452,115.05           0.56         313,828.64         698            88.71
November 1, 2016             10           4,656,580.99           0.75         465,658.10         679            73.42
December 1, 2016             31          20,951,490.79           3.39         675,854.54         708            74.33
January 1, 2017               6           3,698,000.00           0.60         616,333.33         718            77.81
-------------------------------------------------------------------------------------------------------------------------
Total:                      995        $618,844,052.74         100.00%       $621,953.82         719            73.53%
=========================================================================================================================

(1) As of the Cut-off Date, the weighted average number of months to the first Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 74 months.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------




                Remaining Terms of the Group 2 Mortgage Loans (1)


-----------------------------------------------------------------------------------------------------------------------
                                                          Percent of       Average
                        Number Of        Aggregate         Aggregate       Cut-Off                         Weighted
Remaining Term          Mortgage         Cut-Off           Cut-Off         Principal    Weighted Average   Average
(Months)                 Loans       Principal Balance  Principal Balance  Balance      Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------
281 - 300                   2           $1,085,000.00           0.18%       $542,500.00         746            73.54%
301 - 320                   1              145,060.04           0.02         145,060.04         N/A            34.61
321 - 340                   4              804,992.31           0.13         201,248.08         712            83.19
341 - 360                 972          608,639,053.61          98.35         626,171.87         719            73.46
 over 361                  16            8,169,946.78           1.32         510,621.67         695            78.50
-----------------------------------------------------------------------------------------------------------------------
Total:                    995         $618,844,052.74         100.00%       $621,953.82         719            73.53%
=======================================================================================================================

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 360 months.


         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)


-------------------------------------------------------------------------------------------------------------------------
                                                            Percent of       Average
                          Number Of        Aggregate         Aggregate       Cut-Off                         Weighted
                          Mortgage         Cut-Off           Cut-Off         Principal    Weighted Average   Average
  Credit Scores            Loans       Principal Balance  Principal Balance  Balance      Credit Score     Original LTV
-------------------------------------------------------------------------------------------------------------------------
801 - 850                    25         $14,151,690.84          2.29%       $566,067.63         806            68.87%
751 - 800                   231         154,963,763.94         25.04         670,838.80         773            72.22
701 - 750                   323         216,593,058.08         35.00         670,566.74         724            73.43
651 - 700                   326         185,005,205.36          29.9         567,500.63         679             75.6
601 - 650                    79          42,033,766.76          6.79         532,073.00         637            71.81
551 - 600                     1             278,369.14          0.04         278,369.14         599            94.98
Not Scored                   10           5,818,198.62          0.94         581,819.86         N/A            69.53
-------------------------------------------------------------------------------------------------------------------------
Total:                      995        $618,844,052.74        100.00%       $621,953.82         719            73.53%
=========================================================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------


  Original Debt-to-Income Ratio of Mortgagors of the Group 2 Mortgage Loans (1)


-------------------------------------------------------------------------------------------------------------------------
                                                            Percent of       Average
                          Number Of        Aggregate         Aggregate       Cut-Off                         Weighted
Original Debt-to-         Mortgage         Cut-Off           Cut-Off         Principal    Weighted Average   Average
Income Ratios (%)          Loans       Principal Balance  Principal Balance  Balance      Credit Score     Original LTV
-------------------------------------------------------------------------------------------------------------------------
Not Scored                   65          $29,759,099.83          4.81%       $457,832.31         727            73.56%
0.01 - 1.00                   2            1,609,810.42          0.26         804,905.21         677            67.25
1.01 - 5.00                   3            1,734,522.80          0.28         578,174.27         632            51.35
5.01 - 10.00                  5            5,404,449.88          0.87       1,080,889.98         762            66.04
10.01 - 15.00                11           10,441,514.09          1.69         949,228.55         723            70.27
15.01 - 20.00                30           21,798,747.25          3.52         726,624.91         744            70.68
20.01 - 25.00                47           28,657,143.19          4.63         609,726.45         739            76.16
25.01 - 30.00                83           59,902,587.77          9.68         721,717.92         716            70.14
30.01 - 35.00               143           87,565,761.83         14.15         612,347.98         719            72.84
35.01 - 40.00               216          135,318,877.57         21.87         626,476.29         712            74.44
40.01 - 45.00               192          118,859,000.03         19.21         619,057.29         716            74.35
45.01 - 50.00               115           70,320,680.67         11.36         611,484.18         720            73.67
50.01 - 55.00                50           28,949,775.45          4.68         578,995.51         714            76.93
55.01 - 60.00                 9            6,909,110.81          1.12         767,678.98         701            72.72
60.01 - 65.00                11            5,699,686.61          0.92         518,153.33         734            78.82
65.01 - 70.00                10            4,190,301.13          0.68         419,030.11         739             83.6
75.01 - 80.00                 1              493,500.00          0.08         493,500.00         659            70.00
85.01 - 90.00                 2            1,229,483.41          0.20         614,741.71         745            58.22
-------------------------------------------------------------------------------------------------------------------------
Total:                      995         $618,844,052.74        100.00%       $621,953.82         719            73.53%
=========================================================================================================================

(1) As of the Cut-off Date, the weighted average original Debt-to-Income Ratio of the Group 2 Mortgage Loans (excluding the Group 2 Mortgage Loans for which no Debt-to-Income Ratio was calculated) is expected to be approximately 37.21%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------


           Months Since Origination of the Group 2 Mortgage Loans (1)


-----------------------------------------------------------------------------------------------------------------
                                                     Percent of       Average
                   Number Of        Aggregate         Aggregate       Cut-Off                         Weighted
Months Since       Mortgage         Cut-Off           Cut-Off         Principal    Weighted Average   Average
Origination         Loans       Principal Balance  Principal Balance  Balance      Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------
1 - 6               886         $588,442,106.34        95.09%       $664,155.88         720            73.28%
7 - 12               56           16,791,688.66         2.71         299,851.58         703            77.10
13 - 18              45           11,425,575.98         1.85         253,901.69         707            79.79
19 - 24               6            1,533,197.67         0.25         255,532.95         730            81.67
25 - 30               1              506,424.05         0.08         506,424.05         673            89.98
43 - 48               1              145,060.04         0.02         145,060.04         N/A            34.61
-----------------------------------------------------------------------------------------------------------------
Total:              995         $618,844,052.74       100.00%       $621,953.82         719            73.53%
=================================================================================================================

(2) As of the Cut-off Date, the weighted average months since origination of the Group 2 Mortgage Loans are expected to be approximately 3 months.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          Total Pool Collateral Summary
--------------------------------------------------------------------------------

Description of the Mortgage Loans
---------------------------------

The Mortgage Loans consist of Six-Month LIBOR, One-Year CMT and One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for approximately the first 6 months, 1, 3, 5, 7, or 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 87.78% of the Mortgage Loans require only the payment of interest until the 7th, 37th, 61st, 85th, 110th, or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and semi-annually or annually thereafter. The mortgage interest rates will be indexed to Six-Month LIBOR, One-Year CMT and One-Year LIBOR will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT index will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The Six-Month and One-Year LIBOR Index is the average of the interbank offered rates for six-month and one-year U.S. dollar-denominated deposits in the London Market as published in The Wall Street Journal quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.375% to 14.125%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's Gross Margin.


Approximately 14.64% of the Mortgage Loans provide for the payment of a prepayment premium by the related mortgagors in connection with certain prepayments.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------



                                                                Collateral Summary    Range (if applicable)
                                                                ------------------    ---------------------
Total Outstanding Loan Balance                                       $718,728,214
Total Number of Loans                                                       1,377
Average Loan Principal Balance                                           $521,952       $35,944 to $3,525,000
WA Gross Coupon                                                             6.480            4.375% to 8.750%
WA FICO                                                                       719                  599 to 823
WA Original Term                                                       362 months           300 to 480 months
WA Remaining Term                                                      359 months           286 to 480 months
WA OLTV                                                                    73.80%           18.33% to 100.00%
WA DTI                                                                     37.33%             0.33% to 88.40%
WA Months to First Rate Adjustment Date                                 75 months             0 to 120 months
WA Gross Margin                                                            2.409%            1.625% to 3.625%
WA Rate Ceiling                                                           11.526%           9.375% to 14.125%
Geographic Concentration of Mortgaged Properties (Top 5      CA            52.55%
States) based on the Aggregate Stated Principal Balance      FL             9.20%
                                                             WA             3.76%
                                                             VA             3.16%
                                                             AZ             3.00%
Percentage of Mortgage Loans Covered by PMI Policies                        7.12%

Percentage of Buydown Loans                                                 1.07%
-------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------


           Occupancy of Mortgaged Properties of the Mortgage Loans (1)


------------------------------------------------------------------------------------------------------------------------------
                                                             Percent of       Average
                           Number Of        Aggregate         Aggregate       Cut-Off                         Weighted
                           Mortgage         Cut-Off           Cut-Off         Principal    Weighted Average   Average
Occupancy                   Loans       Principal Balance  Principal Balance  Balance      Credit Score     Original LTV
---------------------------------------------------------------------------------------------------------------------------
Primary Residence            1,047         $586,630,512.46          81.62%      $560,296.57         715             73.92%
Investor Property              223           74,958,086.38          10.43        336,134.92         736             72.66
Second Home                    107           57,139,615.35           7.95        534,015.10         737             74.15
---------------------------------------------------------------------------------------------------------------------------
Total:                       1,377         $718,728,214.19         100.00%      $521,952.23         719             73.80%
===========================================================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                      Property Types of the Mortgage Loans


---------------------------------------------------------------------------------------------------------------------------
                                                            Percent of       Average
                          Number Of        Aggregate         Aggregate       Cut-Off                         Weighted
                           Mortgage         Cut-Off           Cut-Off         Principal    Weighted Average   Average
Property Type               Loans       Principal Balance  Principal Balance  Balance      Credit Score     Original LTV
---------------------------------------------------------------------------------------------------------------------------
Single Family Residence       803          $435,125,197.35          60.54%      $541,874.47         715           73.64%
PUD                           264           155,761,296.87          21.67        590,004.91         730           71.86
Condominium                   226            89,451,918.71          12.45        395,804.95         724           77.19
2-Family                       47            21,446,486.64           2.98        456,308.23         714           75.77
4-Family                       21            10,332,798.35           1.44        492,038.02         712           75.58
3-Family                        9             4,398,237.59           0.61        488,693.07         711           72.28
Cooperative                     6             2,001,137.15           0.28        333,522.86         764           82.00
Townhouse                       1               211,141.53           0.03        211,141.53         744           80.00
---------------------------------------------------------------------------------------------------------------------------
Total:                      1,377          $718,728,214.19         100.00%      $521,952.23         719           73.80%
===========================================================================================================================


                   Mortgage Loan Purpose of the Mortgage Loans


-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of       Average
                          Number Of        Aggregate         Aggregate       Cut-Off                         Weighted
                          Mortgage         Cut-Off           Cut-Off         Principal    Weighted Average   Average
Purpose                     Loans       Principal Balance  Principal Balance  Balance      Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------------
Purchase                      675         $300,851,407.28       41.86%       $445,705.79         725             78.48%
Refinance-Cashout             397          230,395,073.46       32.06        580,340.24          712             69.76
Refinance-Rate/Term           305          187,481,733.45       26.09        614,694.21          719             71.27
-----------------------------------------------------------------------------------------------------------------------------
Total:                       1,377        $718,728,214.19      100.00%       $521,952.23         719             73.80%
=============================================================================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------



 Geographical Distribution of the Mortgaged Properties of the Mortgage Loans (1)


-----------------------------------------------------------------------------------------------------------------------------
                                                               Percent of        Average
                           Number Of        Aggregate          Aggregate         Cut-Off                         Weighted
                            Mortgage         Cut-Off            Cut-Off          Principal    Weighted Average   Average
Geographic Area              Loans       Principal Balance   Principal Balance   Balance      Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------------
Alabama                          3              $813,308.85          0.11%       $271,102.95         675            63.99%
Arizona                         53            21,559,546.72          3.00         406,783.90         719           74.580
California                     605           377,684,757.55         52.55         624,272.33         721           73.110
Colorado                        17             7,974,227.21          1.11         469,072.19         737           64.230
Connecticut                     11             6,587,610.84          0.92         598,873.71         705           72.470
Delaware                         3             1,064,858.11          0.15         354,952.70         732           75.640
Dist. of Columbia                9             4,219,434.74          0.59         468,826.08         722           76.030
Florida                        179            66,094,979.94          9.20         369,245.70         714           75.240
Georgia                         15             5,034,631.88          0.70         335,642.13         716           74.840
Hawaii                          10             7,365,999.30          1.02         736,599.93         710           74.830
Idaho                           11             3,207,793.84          0.45         291,617.62         731           68.430
Illinois                        34            16,681,854.25          2.32         490,642.77         699           75.380
Indiana                          3             2,846,814.12          0.40         948,938.04         667           70.450
Kansas                           1               220,866.15          0.03         220,866.15         705           72.610
Kentucky                         2               761,572.84          0.11         380,786.42         806           85.620
Louisiana                        3               442,049.84          0.06         147,349.95         682           80.000
Maine                            2             1,247,161.55          0.17         623,580.78         731           75.330
Maryland                        43            19,844,893.43          2.76         461,509.15         712           77.410
Massachusetts                   22            11,622,765.16          1.62         528,307.51         709           71.650
Michigan                        12             4,386,387.46          0.61         365,532.29         699           76.400
Minnesota                       12             5,427,755.62          0.76         452,312.97         711           77.820
Mississippi                      1               143,010.20          0.02         143,010.20         696           80.000
Missouri                        10             2,391,175.47          0.33         239,117.55         733           74.720
Montana                          2             1,120,000.00          0.16         560,000.00         751           71.250
Nevada                          38            18,666,084.16          2.60         491,212.74         716           75.690
New Hampshire                    6             3,497,466.18          0.49         582,911.03         746           68.280
New Jersey                      26            11,431,618.88          1.59         439,677.65         720           81.110
New Mexico                       1               140,400.00          0.02         140,400.00         706           80.000
New York                        34            15,664,608.94          2.18         460,723.79         704           77.090
North Carolina                  19            10,528,176.34          1.46         554,114.54         739           68.260
Ohio                             8             1,970,482.89          0.27         246,310.36         692           82.370
Oklahoma                         2               240,400.00          0.03         120,200.00         699           80.000
Oregon                          14             8,229,296.01          1.14         587,806.86         737           74.090
Pennsylvania                    10             4,088,977.12          0.57         408,897.71         743           68.870
Rhode Island                     5             2,025,579.21          0.28         405,115.84         740           74.440
South Carolina                  14             4,448,560.81          0.62         317,754.34         734           68.180
Tennessee                        5             3,182,675.20          0.44         636,535.04         715           63.940
Texas                           23            11,049,444.82          1.54         480,410.64         731           71.240
Utah                             5             2,930,500.00          0.41         586,100.00         706           69.270
Vermont                          2               700,600.00          0.10         350,300.00         719           84.440
Virginia                        42            22,685,622.03          3.16         540,133.86         717           76.140
Washington                      56            27,057,375.09          3.76         483,167.41         729           76.150
Wisconsin                        4             1,446,891.44          0.20         361,722.86         690           76.760
-----------------------------------------------------------------------------------------------------------------------------
Total:                       1,377          $718,728,214.19        100.00%       $521,952.23         719            73.80%
=============================================================================================================================

(1) As of the Cut-off Date, no more than approximately 0.77% of the Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code. Current Mortgage Loan Principal Balances of the Mortgage Loans (1)

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------



       Current Mortgage Loan Principal Balances of the Mortgage Loans(1)


-----------------------------------------------------------------------------------------------------------------------------
                                                                 Percent of       Average
                               Number Of        Aggregate         Aggregate       Cut-Off                         Weighted
Current Mortgage Loan          Mortgage         Cut-Off           Cut-Off         Principal    Weighted Average   Average
Principal Balances ($)          Loans       Principal Balance  Principal Balance  Balance      Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                    2             $85,896.21         0.01%       $42,948.11         675            84.18%
50,000.01 - 100,000.00             32           2,640,884.60         0.37         82,527.64         721            69.97
100,000.01 - 150,000.00            93          12,066,325.59         1.68        129,745.44         719            76.88
150,000.01 - 200,000.00           108          18,789,118.37         2.61        173,973.32         716            79.52
200,000.01 - 250,000.00            77          17,287,530.41         2.41        224,513.38         715            78.53
250,000.01 - 300,000.00            78          21,418,686.56         2.98        274,598.55         716            78.01
300,000.01 - 350,000.00            50          16,259,187.48         2.26        325,183.75         712            77.53
350,000.01 - 400,000.00            73          27,706,692.49         3.85        379,543.73         713            77.99
400,000.01 - 450,000.00           118          50,813,576.74         7.07        430,623.53         715            75.01
450,000.01 - 500,000.00           146          69,754,695.22         9.71        477,771.89         714            75.36
500,000.01 - 550,000.00           135          71,312,148.49         9.92        528,238.14         723            76.54
550,000.01 - 600,000.00            85          49,144,392.35         6.84        578,169.32         720            75.12
600,000.01 - 650,000.00            68          42,873,550.29         5.97        630,493.39         716            74.07
650,000.01 - 700,000.00            51          34,688,229.04         4.83        680,161.35         722            73.74
700,000.01 - 750,000.00            42          30,660,268.17         4.27        730,006.39         718            75.11
750,000.01 - 800,000.00            41          31,780,274.89         4.42        775,128.66         715            73.99
800,000.01 - 850,000.00            24          19,854,752.00         2.76        827,281.33         717            73.72
850,000.01 - 900,000.00            16          14,090,931.34         1.96        880,683.21         726            71.52
900,000.01 - 950,000.00            19          17,592,325.70         2.45        925,911.88         730            70.64
950,000.01 - 1,000,000.00          37          36,773,207.48         5.12        993,870.47         717            69.82
1,000,000.01 - 1,500,000.00        46          58,462,300.14         8.13      1,270,919.57         711            70.86
1,500,000.01 - 2,000,000.00        21          37,425,840.63         5.21      1,782,182.89         734            64.40
2,000,000.01 - 2,500,000.00        11          25,736,000.00         3.58      2,339,636.36         731            69.91
2,500,000.01 - 3,000,000.00         3           7,986,400.00         1.11      2,662,133.33         752            59.80
Over 3,000,000.01                   1           3,525,000.00         0.49      3,525,000.00         751            74.78
-----------------------------------------------------------------------------------------------------------------------------
Total:                          1,377        $718,728,214.19       100.00%      $521,952.23         719            73.80%
=============================================================================================================================


(1) As of the Cut-off Date, the average outstanding principal balance of the Mortgage Loans is expected to be approximately $521,952.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------



             Original Loan-To-Value Ratios of the Mortgage Loans (1)


-------------------------------------------------------------------------------------------------------------------------
                                                             Percent of       Average
                          Number Of        Aggregate         Aggregate       Cut-Off                         Weighted
Original Loan-To-         Mortgage         Cut-Off           Cut-Off         Principal    Weighted Average   Average
Value Ratios (%)            Loans       Principal Balance  Principal Balance  Balance      Credit Score     Original LTV
-------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                  3            $409,866.63         0.06%       $136,622.21          662             18.77%
20.01 - 25.00                  3           1,587,600.00         0.22         529,200.00          761             22.86
25.01 - 30.00                  2             229,253.05         0.03         114,626.53          689             27.26
30.01 - 35.00                  9           6,382,059.40         0.89         709,117.71          721             33.31
35.01 - 40.00                 11           5,034,677.71         0.70         457,697.97          727             38.13
40.01 - 45.00                 16          10,879,164.87         1.51         679,947.80          722             43.35
45.01 - 50.00                 25          16,583,074.55         2.31         663,322.98          734             47.81
50.01 - 55.00                 20          16,083,509.48         2.24         804,175.47          730             52.89
55.01 - 60.00                 65          42,525,516.05         5.92         654,238.71          719             58.34
60.01 - 65.00                 46          29,081,408.01         4.05         632,204.52          718             63.27
65.01 - 70.00                129          84,108,859.06        11.70         652,006.66          718             68.65
70.01 - 75.00                142          87,799,319.43        12.22         618,305.07          722             73.81
75.01 - 80.00                730         361,120,807.44        50.24         494,686.04          719             79.58
80.01 - 85.00                 28           9,264,919.97         1.29         330,890.00          703             83.93
85.01 - 90.00                 90          28,957,042.49         4.03         321,744.92          705             89.53
90.01 - 95.00                 50          14,037,239.96         1.95         280,744.80          697             94.53
95.01 - 100.00                 8           4,643,896.09         0.65         580,487.01          759            100.00
-------------------------------------------------------------------------------------------------------------------------
Total:                     1,377        $718,728,214.19       100.00%       $521,952.23          719             73.80%
=========================================================================================================================

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Mortgage Loans is expected to be approximately 73.80%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------


            Current Mortgage Interest Rates of the Mortgage Loans (1)



--------------------------------------------------------------------------------------------------------------------------
                                                             Percent of       Average
                          Number Of        Aggregate         Aggregate       Cut-Off                         Weighted
Current Mortgage           Mortgage         Cut-Off           Cut-Off         Principal    Weighted Average   Average
Interest Rates (%)          Loans       Principal Balance  Principal Balance  Balance      Credit Score     Original LTV
--------------------------------------------------------------------------------------------------------------------------
4.251 - 4.500                  1             $145,060.04          0.02%      $145,060.04           0             34.61%
4.751 - 5.000                  7            3,432,462.07          0.48        490,351.72         729             73.43
5.001 - 5.250                 15            6,110,621.08          0.85        407,374.74         732             69.87
5.251 - 5.500                 34           14,600,846.42          2.03        429,436.66         724             72.21
5.501 - 5.750                 35           19,967,982.14          2.78        570,513.78         724             67.50
5.751 - 6.000                130           71,893,871.85         10.00        553,029.78         728             71.58
6.001 - 6.250                233          142,597,577.71         19.84        612,006.77         727             72.57
6.251 - 6.500                347          182,604,309.70         25.41        526,237.20         721             74.56
6.501 - 6.750                226          123,949,188.93         17.25        548,447.74         716             72.87
6.751 - 7.000                163           78,504,149.56         10.92        481,620.55         708             77.34
7.001 - 7.250                 72           27,812,312.23          3.87        386,282.11         713             78.02
7.251 - 7.500                 61           28,208,015.15          3.92        462,426.48         704             74.11
7.501 - 7.750                 36           13,075,453.10          1.82        363,207.03         695             78.95
7.751 - 8.000                  9            3,565,095.57          0.50        396,121.73         722             76.96
8.001 - 8.250                  6            2,030,818.64          0.28        338,469.77         708             78.34
8.251 - 8.500                  1              167,450.00          0.02        167,450.00         732             85.00
8.501 - 8.750                  1               63,000.00          0.01         63,000.00         705             90.00
--------------------------------------------------------------------------------------------------------------------------
Total:                     1,377         $718,728,214.19        100.00%      $521,952.23         719             73.80%
==========================================================================================================================

(1) As of the Cut-off Date, the weighted average current Mortgage Interest Rate of the Mortgage Loans is expected to be approximately 6.480% per annum.


                     Gross Margins of the Mortgage Loans (1)


-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of       Average
                          Number Of        Aggregate         Aggregate       Cut-Off                         Weighted
                          Mortgage         Cut-Off           Cut-Off         Principal    Weighted Average   Average
Gross Margin (%)           Loans       Principal Balance  Principal Balance  Balance      Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------------
1.501 - 1.750                 1             $241,700.00          0.03%       $241,700.00         694             72.15%
1.751 - 2.000                 7            6,450,195.11          0.90         921,456.44         739             52.24
2.001 - 2.250               871          482,370,835.27         67.11         553,812.67         719             73.29
2.251 - 2.500                 7            5,876,373.46          0.82         839,481.92         710             77.93
2.501 - 2.750               447          199,588,078.42         27.77         446,505.77         723             75.63
2.751 - 3.000                37           20,104,162.79          2.80         543,355.75         709             72.62
3.001 - 3.250                 5            3,273,500.00          0.46         654,700.00         646             79.07
3.251 - 3.500                 1              545,000.00          0.08         545,000.00         636             72.67
3.501 - 3.750                 1              278,369.14          0.04         278,369.14         599             94.98
-----------------------------------------------------------------------------------------------------------------------------
Total:                    1,377         $718,728,214.19        100.00%       $521,952.23         719             73.80%
=============================================================================================================================

(1) As of the Cut-off Date, the weighted average Gross Margin of the Mortgage Loans is expected to be approximately 2.409% per annum.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------


                     Rate Ceilings of the Mortgage Loans (1)


-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of       Average
                          Number Of        Aggregate         Aggregate       Cut-Off                         Weighted
                          Mortgage         Cut-Off           Cut-Off         Principal    Weighted Average   Average
Rate Ceilings (%)          Loans       Principal Balance  Principal Balance  Balance      Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------------
9.251 - 9.500                  1            $145,060.04          0.02%       $145,060.04         N/A             34.61%
9.751 - 10.000                 7           3,432,462.07          0.48         490,351.72         729             73.43
10.001 - 10.250               13           4,898,259.08          0.68         376,789.16         733             67.36
10.251 - 10.500               33          14,035,055.70          1.95         425,304.72         724             71.99
10.501 - 10.750               31          17,592,325.15          2.45         567,494.36         726             67.22
10.751 - 11.000              126          69,996,890.03          9.74         555,530.87         728             71.84
11.001 - 11.250              227         139,208,223.21         19.37         613,252.08         726             72.60
11.251 - 11.500              338         179,263,267.50         24.94         530,364.70         721             74.51
11.501 - 11.750              223         120,311,345.92         16.74         539,512.76         715             72.71
11.751 - 12.000              161          77,487,076.69         10.78         481,286.19         711             76.98
12.001 - 12.250               71          29,540,131.21          4.11         416,058.19         716             77.51
12.251 - 12.500               62          27,711,549.44          3.86         446,960.47         703             74.75
12.501 - 12.750               42          18,058,753.10          2.51         429,970.31         704             78.60
12.751 - 13.000               17           6,754,647.64          0.94         397,332.21         698             76.31
13.001 - 13.250               12           4,241,741.16          0.59         353,478.43         732             78.17
13.251 - 13.500                6           2,926,951.25          0.41         487,825.21         709             71.84
13.501 - 13.750                3           1,209,225.00          0.17         403,075.00         701             61.56
13.751 - 14.000                3           1,610,000.00          0.22         536,666.67         740             77.48
14.001 - 14.250                1             305,250.00          0.04         305,250.00         713             75.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                     1,377        $718,728,214.19        100.00%       $521,952.23         719             73.80%
=============================================================================================================================

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Mortgage Loans is expected to be approximately 11.526% per annum.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------


              First Rate Adjustment Date of the Mortgage Loans (1)


-------------------------------------------------------------------------------------------------------------------------
                                                            Percent of       Average
                         Number Of        Aggregate         Aggregate       Cut-Off                         Weighted
First Rate               Mortgage         Cut-Off           Cut-Off         Principal    Weighted Average   Average
Adjustment Date           Loans       Principal Balance  Principal Balance  Balance      Credit Score     Original LTV
-------------------------------------------------------------------------------------------------------------------------
May 1, 2006                  2         $1,087,913.61           0.15%       $543,956.81        722             72.13%
July 1, 2006                 2          1,065,436.00           0.15         532,718.00        790             78.26
September 1, 2006            1            234,729.79           0.03         234,729.79        803             80.00
December 1, 2006             2            725,181.76           0.10         362,590.88        724             80.00
March 1, 2007                1            471,484.30           0.07         471,484.30        804             80.00
April 1, 2007                1            575,061.18           0.08         575,061.18        748             80.00
May 1, 2007                  2            826,407.76           0.11         413,203.88        682             77.70
November 1, 2007             1            327,616.20           0.05         327,616.20        734             50.00
December 1, 2007             1            256,145.72           0.04         256,145.72        728             67.11
February 1, 2008             1            371,968.70           0.05         371,968.70        725             67.12
March 1, 2008                1            257,416.37           0.04         257,416.37        743             45.83
September 1, 2008            1            279,654.20           0.04         279,654.20        671             56.73
July 1, 2009                 2            369,639.15           0.05         184,819.58        708             50.05
August 1, 2009               4            700,581.91           0.10         175,145.48        708             78.32
September 1, 2009            5          2,020,387.49           0.28         404,077.50        701             79.06
October 1, 2009             31         14,327,814.08           1.99         462,187.55        730             70.22
November 1, 2009            14          7,395,302.12           1.03         528,235.87        710             77.00
December 1, 2009             4          2,087,088.50           0.29         521,772.13        709             79.27
January 1, 2010              8          5,659,240.00           0.79         707,405.00        746             75.68
March 1, 2010                5            917,807.64           0.13         183,561.53        703             74.22
April 1, 2010                1            337,061.99           0.05         337,061.99        712             75.00
May 1, 2010                  4            804,992.31           0.11         201,248.08        712             83.19
June 1, 2010                 3            754,593.09           0.10         251,531.03        705             54.49
July 1, 2010                 6          1,296,059.02           0.18         216,009.84        722             72.02
August 1, 2010               1             99,954.17           0.01          99,954.17        761             35.09
September 1, 2010            2            588,459.10           0.08         294,229.55        702             86.49
October 1, 2010              1            124,560.00           0.02         124,560.00        755             80.00
November 1, 2010             2            910,427.00           0.13         455,213.50        715             89.38
December 1, 2010             1            150,000.00           0.02         150,000.00        697             50.85
February 1, 2011             1            420,000.00           0.06         420,000.00        661             86.60
March 1, 2011                1            211,141.53           0.03         211,141.53        744             80.00
April 1, 2011                2            641,864.34           0.09         320,932.17        668             87.74
June 1, 2011                 3          2,049,810.42           0.29         683,270.14        683             69.94
July 1, 2011                 2            864,450.00           0.12         432,225.00        764             86.86
August 1, 2011               8         12,492,121.87           1.74       1,561,515.23        750             62.11
September 1, 2011           11          4,096,703.59           0.57         372,427.60        683             73.65
October 1, 2011             84         39,201,399.01           5.45         466,683.32        724             72.69
November 1, 2011            98         58,015,619.09           8.07         591,996.11        704             70.47
December 1, 2011           154         92,361,570.23          12.85         599,750.46        712             75.07
January 1, 2012             77         47,601,849.00           6.62         618,205.83        718             74.28

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------



February 1, 2013              2             668,693.73           0.09         334,346.87        680             80.00
April 1, 2013                 3             957,554.94           0.13         319,184.98        712             77.45
August 1, 2013                1             310,000.00           0.04         310,000.00        694            100.00
September 1, 2013            11           8,849,102.30           1.23         804,463.85        751             74.90
October 1, 2013              98          44,623,480.79           6.21         455,341.64        730             76.27
November 1, 2013            108          57,831,153.31           8.05         535,473.64        719             75.26
December 1, 2013            256         169,582,709.82          23.59         662,432.46        722             73.39
January 1, 2014              54          40,749,888.54           5.67         754,627.57        739             71.79
July 1, 2015                  3             574,566.94           0.08         191,522.31        720             84.01
August 1, 2015                2             304,610.20           0.04         152,305.10        708             80.00
September 1, 2015             9           1,776,398.90           0.25         197,377.66        726             77.88
October 1, 2015               1              94,785.33           0.01          94,785.33        799             80.00
November 1, 2015              9           2,342,021.74           0.33         260,224.64        684             83.65
December 1, 2015              7           2,601,405.74           0.36         371,629.39        699             74.32
January 1, 2016              42           7,835,222.92           1.09         186,552.93        706             77.21
February 1, 2016            102          26,468,359.92           3.68         259,493.72        714             72.30
March 1, 2016                27           6,134,111.07           0.85         227,189.30        712             73.77
May 1, 2016                   1             571,010.09           0.08         571,010.09        762             90.00
June 1, 2016                  1             892,845.00           0.12         892,845.00        692             58.06
July 1, 2016                  2             605,988.83           0.08         302,994.42        651             88.13
August 1, 2016                3             796,484.86           0.11         265,494.95        735             84.06
September 1, 2016             9           3,156,988.55           0.44         350,776.51        694             74.29
October 1, 2016              15           4,881,721.15           0.68         325,448.08        696             86.97
November 1, 2016             18           6,823,936.74           0.95         379,107.60        687             77.98
December 1, 2016             35          22,477,260.54           3.13         642,207.44        708             74.24
January 1, 2017               7           3,838,400.00           0.53         548,342.86        718             77.89
-----------------------------------------------------------------------------------------------------------------------
Total:                    1,377        $718,728,214.19         100.00%       $521,952.23        719             73.80%
=======================================================================================================================


(1) As of the Cut-off Date, the weighted average number of months to the first Rate Adjustment Date for the Mortgage Loans is expected to be approximately 75 months.

                    Remaining Terms of the Mortgage Loans (1)


-----------------------------------------------------------------------------------------------------------------------
                                                            Percent of       Average
                         Number Of        Aggregate         Aggregate       Cut-Off                         Weighted
Remaining Term           Mortgage         Cut-Off           Cut-Off         Principal    Weighted Average   Average
  (Months)                 Loans       Principal Balance  Principal Balance  Balance      Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------
281 - 300                     4           $1,712,136.00          0.24%       $428,034.00        753             74.80%
301 - 320                     6            1,637,861.23          0.23         272,976.87        720             55.69
321 - 340                    16            3,130,520.49          0.44         195,657.53        709             73.41
341 - 360                 1,319          700,454,088.26         97.46         531,049.35        719             73.78
over 361                     32           11,793,608.21          1.64         368,550.26        705             77.79
-----------------------------------------------------------------------------------------------------------------------
Total:                    1,377         $718,728,214.19        100.00%       $521,952.23        719             73.80%
=======================================================================================================================


(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Mortgage Loans is expected to be approximately 359 months.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------


             Credit Scoring of Mortgagors of the Mortgage Loans (1)


-------------------------------------------------------------------------------------------------------------------------
                                                            Percent of       Average
                         Number Of        Aggregate         Aggregate       Cut-Off                         Weighted
                          Mortgage         Cut-Off           Cut-Off         Principal    Weighted Average   Average
Credit Scores               Loans       Principal Balance  Principal Balance  Balance      Credit Score     Original LTV
-------------------------------------------------------------------------------------------------------------------------
801 - 850                    37         $17,204,074.36          2.39%       $464,974.98        806             70.20%
751 - 800                   322         177,441,726.80         24.69         551,061.26        773             72.37
701 - 750                   509         264,666,692.78         36.82         519,973.86        724             74.32
651 - 700                   401         206,061,329.11         28.67         513,868.65        679             75.29
601 - 650                    97          47,257,823.38          6.58         487,194.06        636             71.55
551 - 600                     1             278,369.14          0.04         278,369.14        599             94.98
Not Scored                   10           5,818,198.62          0.81         581,819.86        N/A             69.53
-------------------------------------------------------------------------------------------------------------------------
Total:                    1,377        $718,728,214.19        100.00%       $521,952.23        719             73.80%
=========================================================================================================================


(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


      Original Debt-to-Income Ratio of Mortgagors of the Mortgage Loans (1)


-------------------------------------------------------------------------------------------------------------------------
                                                            Percent of       Average
                         Number Of        Aggregate         Aggregate       Cut-Off                         Weighted
Original Debt-to-        Mortgage         Cut-Off           Cut-Off         Principal    Weighted Average   Average
Income Ratios (%)          Loans       Principal Balance  Principal Balance  Balance      Credit Score     Original LTV
-------------------------------------------------------------------------------------------------------------------------
Not Scored                   84         $35,708,039.73          4.97%       $425,095.71        726             73.88%
0.01 - 1.00                   2           1,609,810.42          0.22         804,905.21        677             67.25
1.01 - 5.00                   3           1,734,522.80          0.24         578,174.27        632             51.35
5.01 - 10.00                  6           5,534,874.57          0.77         922,479.10        761             65.89
10.01 - 15.00                16          11,280,708.89          1.57         705,044.31        724             70.18
15.01 - 20.00                39          23,711,821.35          3.30         607,995.42        743             70.52
20.01 - 25.00                67          33,220,715.16          4.62         495,831.57        736             75.65
25.01 - 30.00               120          69,269,095.06          9.64         577,242.46        715             70.50
30.01 - 35.00               204         103,476,296.64          14.4         507,236.75        720             73.09
35.01 - 40.00               304         157,319,099.35         21.89         517,497.04        714             74.81
40.01 - 45.00               262         138,165,873.81         19.22         527,350.66        716             74.56
45.01 - 50.00               167          84,142,971.35         11.71         503,850.13        721             74.29
50.01 - 55.00                61          32,570,448.11          4.53         533,941.77        714             76.83
55.01 - 60.00                12           7,599,489.61          1.06         633,290.80        704             73.07
60.01 - 65.00                17           7,471,162.80          1.04         439,480.16        736             78.33
65.01 - 70.00                10           4,190,301.13          0.58         419,030.11        739              83.6
75.01 - 80.00                 1             493,500.00          0.07         493,500.00        659             70.00
85.01 - 90.00                 2           1,229,483.41          0.17         614,741.71        745             58.22
-------------------------------------------------------------------------------------------------------------------------
Total:                    1,377        $718,728,214.19        100.00%       $521,952.23        719             73.80%
=========================================================================================================================

(1) As of the Cut-off Date, the weighted average original Debt-to-Income Ratio of the Mortgage Loans (excluding the Mortgage Loans for which no Debt-to-Income Ratio was calculated) is expected to be approximately 37.33%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Banc of America Funding Corporation
[LOGO]                     Mortgage Pass-Through Certificates, Series 2007-A
                               $716,215,000 (approximate) Certificates
--------------------------------------------------------------------------------


               Months Since Origination of the Mortgage Loans (1)


-------------------------------------------------------------------------------------------------------------------------
                                                            Percent of       Average
                         Number Of        Aggregate         Aggregate       Cut-Off                         Weighted
Months Since             Mortgage         Cut-Off           Cut-Off         Principal    Weighted Average   Average
Origination                Loans       Principal Balance  Principal Balance  Balance      Credit Score     Original LTV
-------------------------------------------------------------------------------------------------------------------------
1 - 6                      1,103        $646,751,905.18       89.99%       $586,357.12        720            73.72%
7 - 12                      147          41,935,090.75         5.83         285,272.73        712             73.89
13 - 18                     90           21,193,027.23         2.95         235,478.08        711             77.53
19 - 24                     22           5,082,626.31          0.71         231,028.47        720             75.05
25 - 30                      7           1,758,064.34          0.24         251,152.05        705             76.57
31 - 36                      2            369,639.15           0.05         184,819.58        708             50.05
37 - 42                      1            279,654.20           0.04         279,654.20        671             56.73
43 - 48                      3            774,445.11           0.11         258,148.37        732             53.95
49 - 54                      2            583,761.92           0.08         291,880.96        731             57.51
-------------------------------------------------------------------------------------------------------------------------
Total:                     1,377        $718,728,214.19       100.00%      $521,952.23        719            73.80%
=========================================================================================================================

(1) As of the Cut-off Date, the weighted average months since origination of the Mortgage Loans are expected to be approximately 4 months.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------